Registration Nos. 333-[    ]

811-23394

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

(Check appropriate box or boxes.)

LOOMIS SAYLES ALTERNATIVE ASSET BASED SOLUTIONS INCOME FUND

(Exact Name of Registrant as Specified in Charter)

888 Boylston Street, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2822

Russell Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street

Boston, Massachusetts 02199-8197

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

800 Boylston Street

Boston, Massachusetts 02119

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, par value $0.001			$1,000,000	$121.20

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

LOOMIS SAYLES ALTERNATIVE ASSET BASED SOLUTIONS INCOME FUND

COMMON SHARES

Institutional Shares

[Retail Shares]

Preliminary Prospectus (Subject to Completion) Dated December 4, 2018

Loomis Sayles Alternative Asset Based Solutions Income Fund (the “Fund”) is a newly organized Massachusetts business trust that is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified closed-end management investment company and is operated as an “interval fund” (defined below). The Fund currently offers only Institutional Class shares on a continuous basis. The Fund expects to offer [Retail] Class shares (and possibly additional share classes) in the future, subject to obtaining an exemptive order from the Securities and Exchange Commission (the “SEC”).

Investment Objective

The Fund seeks to provide attractive total returns through income generation and capital appreciation by investing in a wide range of publicly available and privately sourced asset-based opportunities. The secondary investment objective of the Fund is to outperform the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the “Index”) while exhibiting lower volatility than and low correlation to the Index over a full market cycle.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing across a broad range of real, financial, and other asset-based opportunities. Within each sector, the Fund seeks to identify investments with attractive total returns, which could be in public securities, such as asset-backed securitizations, or in privately sourced, less liquid opportunities, such as whole loans and residual equity securities. The Fund has the ability to allocate its capital across multiple sectors, including, but not limited to, the following:

•

Consumer-Related Assets. The Fund may invest in consumer asset-backed securities (“ABS”) related to automobile loans and leases, credit card receivables, student loans and other ABS, and other instruments secured by consumer-related financial and/or physical assets, as well as publicly and/or privately sourced debt and equity securities associated with consumer assets.

•

Residential Real Estate. The Fund may invest in residential mortgage-backed securities (“RMBS”), as well as publicly and/or privately sourced debt and equity securities associated with residential real estate, including, but not limited to, residential non-performing and re-performing loans, newly originated mortgages, and residential construction loans.

•

Commercial Real Estate. The Fund may invest in commercial mortgage-backed securities (“CMBS”), as well as publicly and/or privately sourced debt and equity securities and other ownership interests associated with commercial real estate, including, but not limited to, whole and mezzanine loans, bridge financing, and pools of such loans.

•

Transportation and Equipment Assets. The Fund may invest in debt and equity tranches of ABS relating to commercial equipment, as well as publicly and/or privately sourced debt and equity securities associated with transportation and equipment, including, but not limited to, aircraft, rail cars and containers.

•

Business-to-Business Related Assets. The Fund may invest in various publicly and/or privately sourced business-to-business opportunities, including, but not limited to, whole business, dealer floorplan, and venture lending securitizations/financings.

•

Intangible and Other Assets. The Fund may invest in various publicly and/or privately sourced intangible and/or other assets, including, but not limited to, future streams of cash flows/royalties, structured legal settlements and insurance-related assets.

The Fund will opportunistically allocate capital between public securities and private investments within and across the targeted sectors based on each sector’s or asset class’s appeal within its respective market cycle. The proportion of public securities and private investments will be dependent on the Fund’s assets under management, the investments available within the marketplace at any particular time and the views of the portfolio management team about the relative attractiveness of public securities versus private investments. The Fund will also seek to capture illiquidity discounts and opportunities created from dislocations in liquid, public markets. To the extent consistent with the applicable liquidity requirements for interval funds pursuant to Rule 23c-3 under the 1940 Act, the Fund may invest without limitation in illiquid securities.

With respect to public securities available in the market, the Fund may invest in all types of fixed-income and equity securities across the capital structure and liquidity spectrum, including, but not limited to, ABS, residual equity tranches of ABS, investment grade and non-investment grade debt, loans, debentures and notes, deferred interest, pay-in-kind or zero coupon bonds/notes, and collateralized loan obligations (“CLOs”). The Fund’s investments in privately sourced opportunities may include, but are not limited to, common and preferred equity as well as senior, mezzanine, senior secured, second-lien, and unsecured bonds/loans. The Fund may purchase or receive warrants or equity in corporate entities as part of its investment in asset-based opportunities. During the initial period of investment operations, the Fund may hold a substantial portion of its assets in public securities as it seeks desirable privately sourced opportunities for the Fund’s portfolio.

The Fund may invest without limit in securities of any credit quality, including securities that are rated below investment grade (“high yield” or “junk” bonds). The Fund uses the highest rating assigned by Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”) to determine a security’s credit quality. If none of those rating agencies assign ratings to a particular security or issuer, the Adviser will use its internal rating to determine credit quality. The Fund’s investments in below investment grade securities may include securities of stressed and distressed issuers. There is no minimum rating for the securities in which the Fund may invest.

In connection with its principal investment strategies, the Fund may also invest a portion of its assets in (i) U.S. and non-U.S. government securities and other highly rated debt instruments, (ii) equity securities, including other investment companies, such as exchange-traded funds (“ETFs”), and real estate investment trusts (“REITs”), and (iii) derivatives, including futures contracts, forward contracts, options, swaps and hybrid instruments, for hedging or investment purposes. The Fund may also invest in foreign securities, including up to 20% in emerging market securities, and related hedging transactions with respect to foreign securities denominated in non-U.S. currencies (including foreign currency forwards and foreign currency futures). Additionally, the Fund may establish short exposures by investing in derivatives (including credit default swaps and interest rate swaps) or by engaging in short sales.

The Fund is non-diversified, which means it may invest a greater portion of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. Because the Fund may invest in the securities of fewer issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

In seeking to achieve its investment objective, the Fund may add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements or derivative transactions that create leverage.

Unlisted Closed-End Interval Fund

The Fund does not currently intend to list its shares (“Shares”) for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).

The Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s Shares at NAV. Subject to applicable law and approval by the Board of Trustees, in connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund is designed primarily for long-term investors and not as a trading vehicle. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to shareholders, you should consider the Shares to have limited liquidity. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

An investment in the Fund is subject to, among others, the following risks:

•	Shares will not be publicly traded and it is not expected that a secondary market for the Shares will develop.

•

Unlike most closed-end funds, the Shares are not listed on any securities exchange. The Fund will provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%).

•

Fund shareholders (“Shareholders”) should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.

•	Investing in Shares may be speculative and involve a high degree of risk, including the risk associated with leverage. See “Leverage.”

•	There is no assurance that quarterly distributions paid by the Fund will be maintained on a consistent basis or that dividends will be paid at all.

•

The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may result from timing issues related to the recognition of taxable income by the Fund where there is no corresponding cash payment. In certain circumstances, distributions paid by the Fund may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Management will seek to avoid these situations but may not be able to eliminate all risks related to these circumstances.

Investors should carefully consider the Fund’s risks and investment objectives, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Because of the risks associated with the Fund’s ability to invest in loans and related instruments, mortgage-related and other asset-backed instruments, high yield securities, and foreign and emerging market securities, and the Fund’s ability to use leverage, an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objective and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. An investment in the Fund should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before buying any of the Fund’s Shares, you should read the discussion of the principal risks of investing in the Fund in “Risks” beginning on page [    ] of this prospectus. No assurance can be given that the Fund’s investment objectives will be achieved, and you could lose all of your investment in the Fund.

	Institutional Class Shares	[Retail Class Shares][1]
Public Offering Price	$	$
Sales Load	%	%
Proceeds to the Fund (Before Expenses)	$	$

(1)

Currently only Institutional Class Shares of the Fund are offered. The Fund expects to offer [Retail] Class Shares (and possibly additional share classes) in the future, subject to obtaining an exemptive order from the SEC.

Investment Adviser

Loomis Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) serves as investment adviser to the Fund. As of [ ], Loomis Sayles had approximately $[ ] in assets under management.

Securities Offered

The Fund is currently offering Institutional Class Shares on a continuous basis. The Fund has applied for exemptive relief from the SEC to issue multiple classes of Shares (including [Retail] Class Shares). Until such exemptive relief is granted, the Fund will only offer Institutional Class Shares, and upon receiving the exemptive relief, the Fund expects to offer [Retail] Class Shares (and possibly additional share classes). The minimum initial investment is $1,000,000 for Institutional Class Shares of the Fund. There is a $50 minimum subsequent investment amount for Institutional Class Shares of the Fund. The Fund reserves the right to waive investment minimums. Shares are being offered through the distributor at an offering price equal to the Fund’s then-current NAV per share.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. The Fund has filed with the SEC a Statement of Additional Information (“SAI”) dated [ ] containing additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund also produces both annual and semiannual reports that will contain important information about the Fund.

To order a free copy of the Fund’s annual or semiannual reports or its SAI, to request other information about the Fund, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at [    ]. The Fund’s annual and semiannual reports and SAI when available can be found free of charge on the Fund’s website at www.[    ].com.

Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund’s reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

The table of contents for the SAI appears on page [    ] of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund’s Shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in shares of the Fund. You should review the more detailed information contained in this prospectus and in the statement of additional information (“SAI”). In particular, you should carefully read the risks of investing in the Fund’s shares (the “Shares”), as discussed under “Risks.”

THE FUND	Loomis Sayles Alternative Asset Based Solutions Income Fund (the “Fund”) is a newly organized Massachusetts business trust that is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company and is operated as an “interval fund” (as defined below). The Fund currently offers only Institutional Class Shares on a continuous basis. The Fund expects to offer [Retail] Class Shares (and possibly additional share classes) in the future, subject to obtaining an exemptive order from the Securities and Exchange Commission (the “SEC”).

THE ADVISER	Loomis Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT OBJECTIVE	The Fund seeks to provide attractive total returns through income generation and capital appreciation by investing in a wide range of publicly available and privately sourced asset-based opportunities. The secondary investment objective of the Fund is to outperform the Bloomberg Barclays U.S. Corporate High Yield Bond Index (the “Index”) while exhibiting lower volatility than and low correlation to the Index over a full market cycle.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing across a broad range of real, financial, and other asset-based opportunities. Within each sector, the Fund seeks to identify investments with attractive total returns, which could be in public securities, such as asset-backed securitizations, or in privately sourced, less liquid opportunities, such as whole loans and residual equity securities. The Fund has the ability to allocate its capital across multiple sectors, including, but not limited to, the following:

•  Consumer-Related Assets. The Fund may invest in consumer asset-backed securities (“ABS”) related to automobile loans and leases, credit card receivables, student loans and other ABS, and other instruments secured by consumer-related financial and/or physical assets, as well as publicly and/or privately sourced debt and equity securities associated with consumer assets.

•  Residential Real Estate. The Fund may invest in residential mortgage-backed securities (”RMBS”), as well as publicly and/or privately sourced debt and equity securities associated with residential real estate, including, but not limited to, residential non-performing and re-performing loans, newly originated mortgages, and residential construction loans.

•  Commercial Real Estate. The Fund may invest in commercial mortgage-backed securities (“CMBS”), as well as publicly and/or privately sourced debt and equity securities and other ownership interests associated with commercial real estate, including, but not limited to, whole and mezzanine loans, bridge financing, and pools of such loans.

•  Transportation and Equipment Assets. The Fund may invest in debt and equity tranches of ABS relating to commercial equipment, as well as publicly and/or privately sourced debt and equity securities associated with transportation and equipment, including, but not limited to, aircraft, rail cars and containers.

•  Business-to-Business Related Assets. The Fund may invest in various publicly and/or privately sourced business-to-business opportunities, including, but not limited to, whole business, dealer floorplan, and venture lending securitizations/financings.

•  Intangible and Other Assets. The Fund may invest in various publicly and/or privately sourced intangible and/or other assets, including, but not limited to, future streams of cash flows/royalties, structured legal settlements and insurance-related assets.

The Fund will opportunistically allocate capital between public securities and private investments within and across the targeted sectors based on each sector’s or asset class’s appeal within its respective market cycle. The proportion of public securities and private investments will be dependent on the Fund’s assets under management, the investments available within the marketplace at any particular time and the views of the portfolio management team about the relative attractiveness of public securities versus private investments. The Fund will also seek to capture illiquidity discounts and opportunities created from dislocations in liquid, public markets. To the extent consistent with the applicable liquidity requirements for interval funds pursuant to Rule 23c-3 under the 1940 Act, the Fund may invest without limitation in illiquid securities.

With respect to public securities available in the market, the Fund may invest in all types of fixed-income and equity securities across the capital structure and liquidity spectrum, including, but not limited to, ABS, residual equity tranches of ABS, investment grade and non-investment grade debt, loans, debentures and notes, deferred interest, pay-in-kind or zero coupon bonds/notes, and collateralized loan obligations (“CLOs”). The Fund’s investments in privately sourced opportunities may include, but are not limited to, common and preferred equity as well as senior, mezzanine, senior secured, second-lien, and unsecured bonds/loans. The Fund may purchase or receive warrants or equity in corporate entities as part of its investment in asset-based opportunities. During the initial period of investment operations, the Fund may hold a substantial portion of its assets in public securities as it seeks desirable privately sourced opportunities for the Fund’s portfolio.

The Fund may invest without limit in securities of any credit quality, including securities that are rated below investment grade (“high yield” or “junk” bonds). The Fund uses the highest rating assigned by Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”) to determine a security’s credit quality. If none of those rating agencies assign ratings to a particular security or issuer, the Adviser will use its internal rating to determine credit quality. The Fund’s investments in below investment grade securities may include securities of stressed and distressed issuers. There is no minimum rating for the securities in which the Fund may invest.

In connection with its principal investment strategies, the Fund may also invest a portion of its assets in (i) U.S. and non-U.S. government securities and other highly rated debt instruments, (ii) equity securities, including other investment companies, such as exchange-traded funds (“ETFs”), and real estate investment trusts (“REITs”), and (iii) derivatives, including futures contracts, forward contracts, options, swaps and hybrid instruments, for hedging or investment purposes. The Fund may also invest in foreign securities, including up to 20% in emerging market securities, and related hedging transactions with respect to foreign securities denominated in non-U.S. currencies (including foreign currency forwards and foreign currency futures). Additionally, the Fund may establish short exposures by investing in derivatives (including credit default swaps and interest rate swaps) or by engaging in short sales.

The Fund is non-diversified, which means it may invest a greater portion of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. Because the Fund may invest in the securities of fewer issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

In seeking to achieve its investment objective, the Fund may add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements or derivative transactions that create leverage.

Access to Loomis Sayles Transaction Flow and Expertise. In conducting its investment activities, the Fund believes that it will benefit from the significant scale and resources of Loomis Sayles and its affiliates. The Fund is served by a portfolio management team comprised of experienced investment professionals from Loomis Sayles’ Mortgage & Structured Finance Group. The Mortgage & Structured Finance Group is responsible for providing research, investment recommendations, trading, and ongoing review of $30.2 billion of structured assets (as of September 30, 2018) across Loomis Sayles products. Several of the team’s senior personnel have a long history of working together through various market cycles. The Fund’s investment team utilizes a rigorous, systematic, and consistent investment process designed to achieve attractive risk-adjusted returns

In selecting investments for the Fund, the portfolio management team uses a fundamental, top-down, macro approach to drive sector allocation decisions. At the same time, idea generation is guided by a bottom-up approach, with the team focused on asset-based investments that have compelling valuations relative to the cash flow characteristics and/or underlying collateral value. Each opportunity, whether originated from the public markets or privately, goes through a screening process. If the opportunity appears to be attractive from a risk-return perspective, the opportunity goes through further due diligence, evaluation, and negotiation/structuring (if applicable). The portfolio management team applies its macro views to security selection and determines which opportunities it believes will generate the best risk adjusted returns. The team focuses on portfolio construction to ensure the desired exposures are achieved, guideline specifications are met and the investment is within risk tolerances. After an investment is made, the team monitors its performance.

The Fund will seek to source opportunities through the portfolio management team’s and Loomis Sayles’ extensive relationships and proprietary network leveraging the infrastructure Loomis Sayles has developed to support the Mortgage & Structured Finance Group’s investment process.

BOARD OF TRUSTEES	The Board of Trustees (the “Board”), including a majority of the members of the Board (each, a “Trustee”) that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser (collectively, the “Independent Trustees”), oversees and monitors the Fund’s management and operations. See “Management of the Fund.”

MANAGEMENT FEES

Pursuant to the investment advisory agreement, dated as of [ ] (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee (the “Management Fee”).

The Management Fee is calculated and payable monthly in arrears at the annual rate of [ ]% of the month-end value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

Loomis Sayles has given a binding contractual undertaking to all Shares of the Fund to waive its Management Fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s total annual fund operating expenses, to the extent that these amounts exceed [ ]% and [ ]% of the Fund’s average daily net assets for [Retail] Class and Institutional Class Shares, respectively, exclusive of (i) expenses directly related to the costs of making investments (e.g., expenses that, in the Advisers’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments or prospective potential investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, commitment fees, debit balances and margin fees, clearing and settlement charges, recordkeeping, interest expenses, investment-related travel and lodging expenses and research-related expenses, other due diligence expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts, interest and structuring costs for borrowing and line(s) of credit, the Fund’s proportionate share of expenses related to co-investments, and (ii) acquired fund fees and expenses, extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through [ ], may be terminated before then only with the consent of the Board and is reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below applicable expense limitations for [Retail] Class and Institutional Class Shares. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees and expenses more than 3 years after the end of the fiscal year in which the fee/expense was waived/reimbursed.

ORGANIZATION AND OFFERING COSTS	Organizational costs include, among other things, the cost of organizing as a Massachusetts Business Trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund. The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred. All organizational and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement.

ADMINISTRATION EXPENSES	Natixis Advisors, L.P. (“Natixis Advisors” or the “Administrator”), performs certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement dated [ ], as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of Shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund (“Shareholders”) or regulatory authorities and reports and questionnaires for Security and Exchange Commission (“SEC”) compliance, (iii) the various registrations and filings required by various regulatory authorities, and (iv) consultation and legal advice on Fund-related matters.

THE OFFERING	The Fund continuously offers Institutional Class Shares through Natixis Distribution, L.P. (“Natixis Distribution” or the “Distributor”), as principal underwriter, on a best efforts basis. The Fund expects to offer [Retail] Class Shares (and possibly additional share classes) in the future, subject to obtaining an exemptive order from the SEC. Institutional Class Shares are sold at net asset value per share. Please see “Plan of Distribution” for purchase instructions and additional information.

The minimum initial investment is $1,000,000 for Institutional Class Shares of the Fund. There is a $50 minimum subsequent investment amount. The Fund reserves the right to waive investment minimums.

The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide some liquidity to Shareholders, the Fund will conduct periodic repurchase offers for a portion of its outstanding Shares.

The Fund has submitted to the SEC an application for an exemptive order to permit the Fund to offer multiple classes of shares (including [Retail] Class Shares), each of which would have a different sales load and distribution and/or shareholder servicing fee structure. Until the Fund’s exemptive application is granted, the Fund will only offer Institutional Class Shares. Upon receiving the exemptive order, the Fund expects to offer [Retail] Class Shares (and possibly additional share classes).

UNLISTED CLOSED-END INTERVAL FUND STRUCTURE

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical exchange-traded closed-end fund, is not a liquid investment. An investment in the Fund may not be suitable for short-term investors or those who need access to their money within a specified timeframe. Before investing in the Fund, prospective investors and their financial advisers should (i) consider the suitability of an investment in Fund Shares with respect to an investor’s investment objectives and personal financial situation and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs.

To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5% but no more than 25%). However, there is no guarantee that all of the Shares tendered during the quarterly repurchase offer will be accepted for repurchase or that an individual Shareholder will be able to sell all of the Shares they desire.

The Fund believes that a closed-end structure is most appropriate for the long-term nature of the Fund’s strategy given the anticipated liquidity profile of the expected investments. The Fund’s net asset value (“NAV”) per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

LEVERAGE

In seeking to achieve its investment objective, the Fund may add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements or derivative transactions that create leverage. In addition, the Fund may, in the future, add leverage to its portfolio through the issuance of a class of preferred shares. The Fund may also use leverage to finance the repurchase of its Shares or to otherwise provide the Fund with liquidity.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of senior securities, unless immediately thereafter the total asset value of the Fund’s portfolio (less all liabilities and indebtedness not represented by senior securities) is at least 300% of the aggregate amount of outstanding senior securities representing indebtedness (i.e., the aggregate amount of outstanding senior securities representing indebtedness may not exceed 33 1/3% of the Fund’s total assets immediately after any borrowing or other issuance of senior securities representing indebtedness). Under the 1940 Act, the Fund also is not permitted to issue a class of preferred shares unless immediately thereafter the Fund’s asset coverage is at least 200% of the aggregate liquidation value of outstanding preferred shares (i.e., the aggregate liquidation value of outstanding preferred shares may not exceed 50% of the Fund’s assets less all liabilities and indebtedness not represented by senior securities).

Certain types of investments and trading practices in which the Fund may engage while seeking to achieve its investment objective, such as reverse repurchase agreements and various derivative transactions, involve contractual obligations to pay in the future. Such obligations are subject to the same asset coverage requirements as borrowings, unless the Fund either designates liquid assets in an amount the Fund believes is equal to the Fund’s contractual obligations (marked-to-market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

DISTRIBUTIONS

The Fund’s distribution policy is to declare and pay dividends/distributions of substantially all net investment income quarterly, but in no event, less than annually. The Fund also intends to distribute substantially all net realized capital gains at least annually. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may result from timing issues related to the recognition of taxable income by the Fund where there is no corresponding cash payment. In certain circumstances, distributions paid by the Fund may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Management will seek to avoid these situations but may not be able to eliminate all risks related to these circumstances. A return of capital to Shareholders is a return of a portion of their original investment in the Fund. A return of capital is not taxable, but it reduces a Shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of its Shares. See “Distributions.”

The Board reserves the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan (“DRP”) administered by [    ]. Pursuant to the DRP, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan at any time by written instructions to that effect to [    ]. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by [    ] at least two business days prior to the record date of the Distribution or the Shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are reinvested in full and fractional Shares.

VALUATIONS	The Board is responsible for the valuation of the Fund’s portfolio of investments. The Board, subject to its oversight, has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s Pricing Policies and Procedures to the Adviser, and has authorized the Adviser to utilize independent third-party pricing services and independent third-party valuation services that have been approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets.

The Fund determines NAV per Share in accordance with the methodology described in the Fund’s Pricing Policies and Procedures. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

As an interval fund, the Fund is required to calculate a weekly NAV. However, because the Fund’s Shares are offered on a monthly basis only, the Fund intends to publicly report on its website its month-end NAV per Share. For information on the Fund’s weekly NAV, please call the Fund’s transfer agent toll-free at [ ]. See “Net Asset Value.”

SHARE REPURCHASE PROGRAM

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases will occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date.

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-

term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Repurchase Offers Risk.”

The Fund does not currently intend to charge a repurchase fee. However, the Fund may, in its discretion, elect to charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated direct or indirect costs incurred by the Fund in connection with the repurchase of Shares, thus allocating estimated transaction costs to the shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if Loomis Sayles determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Shareholders subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund. See “ERISA Considerations” below for additional information.

SUMMARY OF TAXATION	The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (a “RIC”), and intends each year to qualify and be eligible to be treated as such. As a RIC, the Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to Shareholders in the form of dividends. To qualify and be eligible to be treated as a RIC, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for the taxable year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short term capital gains over net long-term capital losses, as reduced by certain deductible expenses). See the SAI for further detail.

FISCAL YEAR	[For accounting purposes, the Fund’s fiscal year is the 12-month period ending on [ ].]

REPORTS TO SHAREHOLDERS	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

PRINCIPAL RISK FACTORS

Investing in the Fund involves a high degree of risk, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund:

Investment-Related Risks

•  Below Investment-Grade Fixed-Income Securities Risk: The Fund’s investments in below investment grade fixed-income securities, also known as “high yield securities” or “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

•  Borrowing Risk: Borrowing and other investment techniques that utilize leverage, including the use of derivatives, will increase the Fund’s exposure to fluctuations in the prices of its assets and, therefore, the volatility of its share price. This magnifies the potential for gain and the risk of loss. Leverage may also cause the Fund to liquidate positions at unfavorable times or prices. The costs of leverage, such as interest on borrowed funds, will increase the Fund’s expenses.

•  Commercial and Residential Real Estate Risks

Commercial Mortgage Loans: Commercial mortgage loans are generally viewed as exposing a lender to a greater risk of loss through delinquency and foreclosure than lending on the security of single-family residences. Commercial mortgage loans generally do not fully amortize, which can necessitate a sale of the property or refinancing of the remaining “balloon” amount at or prior to maturity of the mortgage loan. Accordingly, investors in commercial mortgage loans bear the risk that the borrower will be unable to refinance or otherwise repay the mortgage at maturity, thereby increasing the likelihood of a default on the borrower’s obligation.

General Risks of Commercial or Residential Real Estate Debt; Non-Performing Loans: Non-performing real estate debt securities may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loan and/or purchasing senior loans. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made. It is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund. Similar risks relate to foreclosure of mezzanine debt and the exercising of remedies in connection with such debt.

Non-Performing Investments: The Fund’s portfolio may include investments whose underlying collateral are “non-performing” and that are typically highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities or instruments of other issuers. Securities or instruments of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities or instruments of issuers not experiencing financial difficulties.

Residential Mortgage Loans: The default rate for residential mortgage loans may continue to increase due in large part to borrowers’ inability or unwillingness to carry the mortgage loan on a current basis, increased mortgage loan carrying costs resulting from resets of adjustable rate mortgages and increases in taxes and insurance, the inability of borrowers to refinance mortgage loans and general factors that reduce the ability of the borrower to pay its mortgage loan obligations, including loss of employment, increased cost of living and unexpected significant bills such as healthcare-related expenses.

Second Lien or Other Subordinated (Mezzanine) or Unsecured Loans or Debt: Second lien or other subordinated (mezzanine) or unsecured loans or debt generally are subject to similar risks as those associated with investments in senior loans. In addition, because second lien or other subordinated (mezzanine) or unsecured loans or debt are subordinated in payment and/or lower in lien priority to senior loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

•  Consumer Sector Risks

Accounts Receivables Risk: Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables may be secured by collateral, but the value of that collateral is not guaranteed. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Student Loans Risk: In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

•  Credit/Counterparty Risk: This is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivative transactions.

•  Derivatives Risk: This is the risk that the value of the Fund’s derivative investments such as options, futures and swaps will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price.

•  Distressed Credit Investments Risk: The Fund’s investments in securities and other obligations of issuers that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring.

•  Emerging Markets Risk: This is the risk that the Fund’s investments in emerging markets may face greater foreign securities risk. Emerging markets are economies that the Adviser believes are not generally recognized to be fully developed markets, as measured by gross national income, financial market infrastructure, market capitalization and/or other factors. Emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions and an issuer’s unwillingness or inability to make principal or interest payments on its obligations.

•  Energy Sector Risks

Documentation and Other Legal Risk: Energy and energy generation and related projects are typically governed by complex legal agreements. As a result, there is a higher risk of dispute over interpretation or enforceability of the agreements. It is not uncommon for energy generation and related infrastructure assets to be exposed to a variety of other legal risks including, but not limited to, legal action from special interest groups.

Effects of Ongoing Changes in the Utility Industry: In many regions, including the United States, the electric utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demands, technological advances, greater availability of natural gas and other factors.

New Technology Risk: In the event that a disruptive technology in the power generation sector is successfully developed and implemented, the Fund’s investments might be adversely affected.

Operational and Catastrophe Risk: The operations of energy companies are subject to many hazards and force majeure events inherent in the production and delivery of electricity, exploration and operation of gas and oil fields, transportation of energy products and other related activities.

Sovereign Risk: The right of certain investments to extract mineral resources, generate, deliver or sell energy or related services and equipment may be granted by, or derive from approval by, governmental entities and are subject to special risks, including the risk that the relevant governmental entity will exercise sovereign rights and take actions contrary to the rights of the Fund or the relevant investment under the relevant agreement.

•  Equity Securities Risk: This is the risk that the value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

•  Foreign Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Adviser generally attempts to hedge the Fund’s foreign currency risk, though there is no guarantee its attempts to hedge all foreign currency risk will be successful.

•  Foreign Securities Risk: This is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic, environmental, credit, informational or currency changes or other issues relating to foreign investing generally. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would decrease the yield on those securities.

•  Illiquid Securities Risk: To the extent consistent with the applicable liquidity requirements for interval funds pursuant to Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities. Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Many of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities.

•  Inflation/Deflation Risk: This is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

•  Insurance Sector Risks

Insurance-Related Investments Risk: These are risks arising from the potential illiquidity and difficulty in the valuation of such instruments, risks relating to the regulation of insurance companies, risk of catastrophic events and other events giving rise to losses under such instruments, volatility of capital markets, the risk of borrowings and short sales, and the risks of loss from counterparty default.

Life/Viatical Settlement, Traded Life Policies and Structured Settlements Risk: Risks associated with the Fund’s investments in life/viatical settlements, traded life policies and structured settlements include, but are not limited to, market risk, inflation risk, credit risk, and government policy risk.

•  Interest Rate Risk: This is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates, and the current historically low interest rate environment, combined with the Federal Reserve Board’s conclusion of its quantitative easing program and recent increases in interest rates, increases the likelihood of interest rates rising in the future.

•  Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds.

•  Leverage Risk: This is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index, market or asset price movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any gains generated by the derivative should be substantially offset by losses on the hedged instrument, and vice versa.

•  Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them.

•  Marine Shipping Risk: Marine shipping companies are subject to supply of and demand for, and the level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply areas and market areas they serve, all of which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country and the Fund’s investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.

•  Marketplace Loan Risk: Investments in loans sourced through marketplace lending platforms are subject to additional risks than those applicable to investments in loans generally. The Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to directly enforce its rights under the loan.

•  Mortgage-Related and Asset-Backed Securities Risk: The Fund’s investments in mortgage-related and asset-backed securities are subject to the risks associated with the mortgages and assets underlying the securities, as well as the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Investing in mortgage-related or asset-backed securities also exposes the Fund to risks associated with investing in the mortgages underlying the mortgage-backed securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The Fund’s investments in mortgage-related and other asset-backed securities are also subject to the risks associated with investments in fixed-income securities generally (e.g., credit/counterparty, liquidity and valuation risks).

•  Royalties Risk: Investments in royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies such as music and healthcare, among others. Included in that could be regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond the Fund’s control.

•  Securitization Risk: An inability to successfully securitize portions of the portfolio or otherwise leverage the portfolio through secured and unsecured borrowings could limit the Fund’s ability to fully execute its investment strategy, and could decrease the earnings of the Fund. However, the successful securitization of portions of the portfolio exposes the Fund to a risk of loss for the equity it retains in the SPV (a vehicle established solely for the purpose of holding such assets and entering into a structured finance transaction) and might expose the Fund to greater risk on the remaining portfolio because the assets retained may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict the Fund’s activities and may include limitations that could hinder the ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

Interests held in an SPV, if any, will be subordinated to the other interests issued by the SPV. As such, the Fund will only receive cash distributions on such interests if the SPV has made all interest and other required payments on all other interests it has issued. In addition, the subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPV, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPV’s portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests the Fund retains would be reduced. Securitization imposes on the Fund the same risks as borrowing except that the risk in a securitization is limited to the amount of subordinated interests retained by the Fund, whereas in a borrowing or debt issuance by the Fund directly would be at risk for the entire amount of the borrowing or debt issuance.

•  Short Exposure: A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or ETF, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited.

•  Structured Finance Risk: Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

•  Structured Notes Risk: As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments.

•  Transportation Assets Risks

Cyclicality of Supply and Demand for Transportation Assets Risk: The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors that are not under the Fund’s control, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints.

Risk of Decline of Transportation Assets and Rental Values: In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets include: (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; and (vii) any renegotiation of a lease on less favorable terms.

Technological Risks: The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

Risks Related to Leases of Transportation Assets: There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in such transportation asset. The ability to re-lease or sell transportation assets will depend on general market and competitive conditions.

•  Valuation Risk: Typically, there will not be a public market for many of the investments the Fund makes. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

•  Venture Lending Risk: Investing in venture capital-backed companies involves a number of significant risks. Typically, the debt in which the Fund will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors.

Other Risks Relating to the Fund

•  Distribution Payment Risk: The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. A return of capital to

Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment. Although the Fund may seek to maintain stable distributions, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund distribution rate or that the rate will be sustainable in the future.

•  Expense Risk: The actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons.

•  Management Risk: This is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.

•  Market/Issuer Risk: This is the risk that the market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

•  No Prior History: The Fund is a newly organized, non-diversified, closed-end investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

•  Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

•  Potential Conflicts of Interest Risk—Allocation of Investment Opportunities: The Adviser has adopted allocation procedures that are intended to treat each fund it advises in a manner that, over a period of time, is fair and equitable. The Adviser currently provides investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another over time and taking into account all relevant facts and circumstances. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by Loomis Sayles and its affiliates.

•  Reinvestment Risk: This is the risk that income from the Fund’s investments will decline if we invest the proceeds from matured, traded or called investments at market interest rates that are below our portfolio’s current earnings rate. A decline in income could affect the value of the Fund’s Shares, its overall return and its distributions to Shareholders.

•  Repurchase Offers Risk: This is the risk that the Fund’s repurchase of Shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing Shareholders from selling some or all of their tendered Shares back to the Fund.

•  Shares Not Listed Risk: This is the risk associated with the fund being organized as a closed-end management investment company. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical exchange- traded closed-end fund, is not a liquid investment.

•  Tax Risk: In order to qualify and be eligible to be treated as a RIC, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for the taxable year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code. If, in any year, the Fund were to fail to qualify or be eligible for treatment as a RIC and were ineligible to or did not cure such failure the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits. The Fund’s investment strategy will potentially be limited by its intention to qualify and be treated as a RIC, and can limit the Fund’s ability to qualify or be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify or be treated as a RIC.

•  Unlisted Closed-End Fund Risk: This is the risk associated with the fund being organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical exchange- traded closed-end fund, is not a liquid investment.

SUMMARY OF FUND EXPENSES

This table is intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. For more complete descriptions of certain of the Fund’s costs and expenses see “Management of the Fund” and [    ].

The Fund does not impose a sales charge or an exchange fee.

Shareholder Transaction Expenses

Fees paid directly from your investment	Institutional Class		[Retail Class]
Maximum Initial Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	[None	]	[None	]
Dividend Reinvestment Fees	[None	]	[None	]
Repurchase Fee[1]	2.00%		2.00%

Annual Fund Operating Expenses2

(expenses that you pay each year as a percentage of the value of your investment)	Institutional Class		[Retail Class]
Management fees	[	]%	[	]%
Distribution and/or servicing fees	[	]%	[	]%
Other expenses	[	]%	[	]%
Total annual fund operating expenses	[	]%	[	]%
Fee waiver and/or expense reimbursement[3]	[	]%	[	]%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	[	]%	[	]%

[1]

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated direct or indirect costs incurred by the Fund in connection with the repurchase of Shares, thus allocating estimated transaction costs to the shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if Loomis Sayles determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

[2]	Assumes the Fund raises $[ ]million in proceeds in the first 12 months resulting in estimated average Net Assets of approximately $[ ]million
[3]

Loomis Sayles has given a binding contractual undertaking to all Shares of the Fund to waive its Management Fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s total annual fund operating expenses, to the extent that these amounts exceed [    ]% and [    ]% of the Fund’s average daily net assets for [Retail] Class and Institutional Class Shares, respectively, exclusive of (i) expenses directly related to the costs of making investments (e.g., expenses that, in the Advisers’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments or prospective potential investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, commitment fees, debit balances and margin fees, clearing and settlement charges, recordkeeping, interest expenses, investment-related travel and lodging expenses and research-related expenses, other due diligence expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts, interest and structuring costs for borrowing and line(s) of credit, the Fund’s proportionate share of expenses related to co-investments, and (ii) acquired fund fees and expenses, extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through [ ], may be terminated before then only with the consent of the Board and is reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below applicable expense limitations for [Retail] Class and Institutional Class Shares. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees and expenses more than 3 years after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Example

As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in the Shares, assuming a 5% annual return1:

	1 Year		3 years		5 years		10 years
Institutional Class	[	]	[	]	[	]	[	]
[Retail Class]	[	]	[	]	[	]	[	]

[1]

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same, except to reduce annual expenses upon completion of organization and offering expenses, and that all dividends and distributions are reinvested at NAV, and takes into account the effect of the fee waiver and/or expense reimbursement through [    ]. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund continuously offers its Shares and is operated as an “interval fund.” The Fund currently offers only Institutional Class Shares. The Fund expects to offer [Retail] Class Shares (and possibly additional share classes) in the future, subject to obtaining an exemptive order from the SEC. The Fund was organized as a Massachusetts business trust on October 26, 2018 pursuant to the Declaration of Trust (“Declaration”), which is governed by the laws of the Commonwealth of Massachusetts. The Fund commenced operations on [                 ]. The Fund’s principal office is located at 888 Boylston St., Boston, Massachusetts 02199.

The Fund seeks to provide attractive total returns through income generation and capital appreciation by investing in a wide range of publicly available and privately sourced asset-based opportunities. The secondary investment objective of the Fund is to outperform the Index while exhibiting lower volatility than and low correlation to the Index over a full market cycle. The Fund will seek to achieve its objective by investing in a wide range of publicly available and privately sourced asset based opportunities. The Fund’s investment goal may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to Shareholders before changing the investment goal.

USE OF PROCEEDS

The Fund will invest the proceeds of the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds as soon as practicable after receipt of the proceeds, first in more liquid public securities, then into other privately sourced opportunities as they become available to the Fund, according to its investment objectives and policies and depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objectives and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while Loomis Sayles selects specific investments. While Loomis Sayles selects specific investments, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in short-term, high quality debt securities, money market securities, cash or cash equivalent. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its investment objective during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

The Fund’s allocation among types of investments in accordance with its investment objectives and policies may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations, the Fund may hold a substantial portion of its assets in public securities as it seeks desirable privately sourced opportunities for the Fund’s portfolio.

THE FUND’S INVESTMENTS & STRATEGIES

Investment Objective

The Fund seeks to provide attractive total returns through income generation and capital appreciation by investing in a wide range of publicly available and privately sourced asset-based opportunities. The secondary investment objective of the Fund is to outperform the Index while exhibiting lower volatility than and low correlation to the Index over a full market cycle.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing across a broad range of real, financial, and other asset-based opportunities. Within each sector, the Fund seeks to identify investments with attractive total returns, which could be in public securities, such as asset-backed securitizations, or in privately sourced, less liquid opportunities, such as whole loans and residual equity securities. The Fund has the ability to allocate its capital across multiple sectors, including, but not limited to, the following:

•

Consumer-Related Assets. The Fund may invest in consumer asset-backed securities (“ABS”) related to automobile loans and leases, credit card receivables, student loans and other ABS, and other instruments secured by consumer-related financial and/or physical assets, as well as publicly and/or privately sourced debt and equity securities associated with consumer assets.

•

Residential Real Estate. The Fund may invest in residential mortgage-backed securities (”RMBS”), as well as publicly and/or privately sourced debt and equity securities associated with residential real estate, including, but not limited to, residential non-performing and re-performing loans, newly originated mortgages, and residential construction loans.

•

Commercial Real Estate. The Fund may invest in commercial mortgage-backed securities (“CMBS”), as well as publicly and/or privately sourced debt and equity securities and other ownership interests associated with commercial real estate, including, but not limited to, whole and mezzanine loans, bridge financing, and pools of such loans.

•

Transportation and Equipment Assets. The Fund may invest in debt and equity tranches of ABS relating to commercial equipment, as well as publicly and/or privately sourced debt and equity securities associated with transportation and equipment, including, but not limited to, aircraft, rail cars and containers.

•

Business-to-Business Related Assets. The Fund may invest in various publicly and/or privately sourced business-to-business opportunities, including, but not limited to, whole business, dealer floorplan, and venture lending securitizations/financings.

•

Intangible and Other Assets. The Fund may invest in various publicly and/or privately sourced intangible and/or other assets, including, but not limited to, future streams of cash flows/royalties, structured legal settlements and insurance-related assets.

The Fund will opportunistically allocate capital between public securities and private investments within and across the targeted sectors based on each sector’s or asset class’s appeal within its respective market cycle. The proportion of public securities and private investments will be dependent on the Fund’s assets under management, the investments available within the marketplace at any particular time and the views of the portfolio management team about the relative attractiveness of public securities versus private investments. The Fund will also seek to capture illiquidity discounts and opportunities created from dislocations in liquid, public markets. To the extent consistent with the applicable liquidity requirements for interval funds pursuant to Rule 23c-3 under the 1940 Act, the Fund may invest without limitation in illiquid securities.

With respect to public securities available in the market, the Fund may invest in all types of fixed-income and equity securities across the capital structure and liquidity spectrum, including, but not limited to, ABS, residual equity tranches of ABS, investment grade and non-investment grade debt, loans, debentures and notes, deferred interest, pay-in-kind or zero coupon bonds/notes, and collateralized loan obligations (“CLOs”). The Fund’s investments in privately sourced opportunities may include, but are not limited to, common and preferred equity as well as senior, mezzanine, senior secured, second-lien, and unsecured bonds/loans. The Fund may purchase or receive warrants or equity in corporate entities as part of its investment in asset-based opportunities. During the initial period of investment operations, the Fund may hold a substantial portion of its assets in public securities as it seeks desirable privately sourced opportunities for the Fund’s portfolio.

The Fund may invest without limit in securities of any credit quality, including securities that are rated below investment grade (“high yield” or “junk” bonds). The Fund uses the highest rating assigned by Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”) to determine a security’s credit quality. If none of those rating agencies assign ratings to a particular security or issuer, the Adviser will use its internal rating to determine credit quality. The Fund’s investments in below investment grade securities may include securities of stressed and distressed issuers. There is no minimum rating for the securities in which the Fund may invest.

In connection with its principal investment strategies, the Fund may also invest a portion of its assets in (i) U.S. and non-U.S. government securities and other highly rated debt instruments, (ii) equity securities, including other investment companies, such as exchange-traded funds (“ETFs”), and real estate investment trusts (“REITs”), and (iii) derivatives, including futures contracts, forward contracts, options, swaps and hybrid instruments, for hedging or investment purposes. The Fund may also invest in foreign securities, including up to 20% in emerging market securities, and related hedging transactions with respect to foreign securities denominated in non-U.S. currencies (including foreign currency forwards and foreign currency futures). Additionally, the Fund may establish short exposures by investing in derivatives (including credit default swaps and interest rate swaps) or by engaging in short sales.

The Fund is non-diversified, which means it may invest a greater portion of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. Because the Fund may invest in the securities of fewer issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

In seeking to achieve its investment objective, the Fund may add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements or derivative transactions that create leverage.

Access to Loomis Sayles Transaction Flow and Expertise. In conducting its investment activities, the Fund believes that it will benefit from the significant scale and resources of Loomis Sayles and its affiliates. The Fund is served by a portfolio management team comprised of experienced investment professionals. Many of its senior personnel have a long operating history together through various market cycles. The Fund’s investment team utilizes a rigorous, systematic, and consistent investment process designed to achieve attractive risk-adjusted returns.

In selecting investments for the Fund, the portfolio management team uses a fundamental, top-down, macro approach to drive sector allocation decisions. At the same time, idea generation is guided by a bottom-up approach, with the team focused on asset-based investments that have compelling valuations relative to the cash flow characteristics and/or underlying collateral value. Each opportunity, whether originated from the public markets or privately, goes through a screening process. If the opportunity appears to be attractive from a risk-return perspective, the opportunity goes through further due diligence, evaluation, and negotiation/structuring (if applicable). The portfolio management team applies its macro views to security selection and determines which opportunities it believes will generate the best risk adjusted returns. The team focuses on portfolio construction to ensure the desired exposures are achieved, guideline specifications are met and the investment is within risk tolerances. After an investment is made, the team monitors its performance.

The Fund will seek to source opportunities through the portfolio management team’s and Loomis Sayles’ extensive relationships and proprietary network leveraging the infrastructure Loomis Sayles has developed to support the Mortgage & Structured Finance Group’s investment process.

Temporary Defensive Measures

The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in cash, high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Fund from achieving its objectives.

In addition, pending investment of proceeds from new sales of Fund Shares, in connection with repurchase offers, or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality instruments.

Portfolio Composition

ASSET-BACKED SECURITIES (“ABS”)

The Fund may invest in ABS, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Mortgage-backed securities are a type of ABS. The securitization techniques used to develop mortgage securities are also applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation (“CMO”) structure (defined below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting ABS is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio that includes high-yielding ABS will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, the value of some mortgage-backed or ABS in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral.

The Fund may also invest in residual interests in ABS, which are interests in the excess cash flow remaining after the issuer makes required payments on the securities and pays related administrative expenses. The total amount of residual cash flow resulting from a particular issue of ABS depends in part on the characteristics of the underlying assets, the coupon rate on the securities, prevailing interest rates, the amount of administrative expenses and the actual performance of the underlying assets. Among other things, such performance is influenced by the amount and timing of losses incurred on the assets, and leasing and disposition activity of the asset manager.

Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations

The Fund may invest in each of Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”), other Collateralized Debt Obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately-issued mortgage related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. The Fund may invest in any tranche, including the equity tranche, of a CBO, CLO or other CDO. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests.

Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A under the Securities Act. In addition to the normal risks associated with debt instruments discussed elsewhere in this prospectus and in the SAI (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates) and default risk), CBOs, CLOs and other CDOs may carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the possibility that investments in CBOs, CLOs and other CDOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Royalty-Backed Securitizations

Companies holding rights to intellectual property may create bankruptcy remote special purpose entities whose underlying assets are royalty license agreements and intellectual property rights related to a product. The Fund may invest in royalty streams associated with certain industries including, but not limited to, the film, music, energy, pharmaceutical, and biotechnology industries. Royalty securities may include bonds, loans and equity issued by the special purpose entity. The Adviser believes that the terms of royalty securities that are bonds may be favorable as compared to the broader debt universe, and that the returns are not highly correlated with general credit market events.

In a typical structure in the pharmaceutical industry, a small pharmaceutical company that develops a compound may license the commercial opportunity to a large-cap pharmaceutical company in exchange for payments upon completion of certain milestones (for example, Food and Drug Administration (“FDA”) approval) and a percentage of future product sales. Upon securing the right to receive royalties on product sales, the small pharmaceutical company finances a loan or bond secured by the royalty stream, which is typically non-recourse to either of the pharmaceutical companies.

In addition, a company, the sponsor, may create a wholly owned subsidiary, the issuer, that issues the royalty securities. The sponsor sells, assigns and contributes to the issuer rights under one or more license agreements, including the right to receive royalties and certain other payments from sales of the pharmaceutical or other products. The sponsor also pledges the equity ownership interests in the issuer to the trustee under the indenture related to the notes. In return, the sponsor receives the proceeds of the securities from the issuer. The issuer of the securities grants a security interest in its assets to the trustee and is responsible for the debt service on the notes. An interest reserve account may be established to provide a source for payments should there be a cash flow shortfall for one or more periods. Many structures include a 100% cash flow sweep, which means that the principal is paid down by all cash flows received. Although the notes may have a legal maturity date of up to five to sixteen years from issuance, the expected weighted average maturity of the notes may be significantly shorter because of expected required principal repayments if funds are available.

If the issuer of the loan or bond defaults, any recourse will be limited to the issuer (which is formed for the limited purpose of purchasing and holding the license agreement or related intellectual property) and the collateral. The pharmaceutical or other company sponsoring the special purpose entity will generally not have the obligation to contribute additional equity to the issuer. If the sponsor of the issuer were to become a debtor in a bankruptcy case, a creditor, debtor in possession or trustee could request that the bankruptcy court substantively consolidate the issuer of the royalty security with the sponsor and/or re-characterize the transaction pursuant to which the royalty stream was transferred to the issuer and/or take other actions challenging the transaction. To the extent that these efforts are successful, these actions may adversely impact the securities and the Fund.

REAL ESTATE-RELATED SECURITIES

Adjustable-Rate Mortgage Securities (“ARMs”)

The Fund may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS are fixed income instruments that are secured by mortgage loans on commercial real property. CMBS typically take the form of multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They generally are structured to provide protection to investors in senior tranches against potential losses on the underlying mortgage loans. Such protection generally is provided by causing holders of subordinated classes of securities (“Subordinated CMBS”) to take the first loss in the event of defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization. The Fund may invest in CMBS or Subordinated CMBS.

Mortgage loans on commercial properties underlying MBS often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default. Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property.

Especially in the case of a MBS related to commercial mortgage loans, the rate of principal payments on the loans in the related pool will also be affected by the nature and extent of any restrictions on prepayments that are set forth in the mortgage loans, and the extent to which such provisions may be enforced. Such restrictions may include a prohibition on prepayments for specified periods of time and/or requirements that principal prepayments be accompanied by the payment of prepayment penalties or be subject to yield maintenance premiums.

Collateralized Mortgage Obligations (“CMOs”)

The Fund may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or MBS held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or MBS. CMOs are issued with a number of classes or series, which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have a similar effect to the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

CMO Residuals

The Fund may invest in CMO residuals, which are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (or IO) class of stripped MBS. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability.

Mortgage-Backed Securities (“MBS”)

The investment characteristics of MBS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS will be affected by a variety of factors including the prevailing level of interest rates as well as the availability of mortgage credit, the relative economic vitality of the area in which the related properties are located, the servicing of the mortgage loans, possible changes in tax laws, other opportunities for investment, homeowner mobility and other economic, social, geographic, demographic and legal factors. In general, any factors that increase the attractiveness of selling a mortgaged property or refinancing a mortgage loan, enhance a borrower’s ability to sell or refinance or increase the likelihood of default under a mortgage loan, would be expected to cause the rate of prepayment in respect of a pool of mortgage loans to accelerate. Particular investments may experience outright losses, as in the case of an interest only security in an environment of faster actual or anticipated prepayments. Also, particular investment may underperform relative to hedges that a portfolio manager may have constructed for these investments, resulting in a loss. In contrast, any factors having an opposite effect would be expected to cause the rate of prepayment of a pool of mortgage loans to slow.

The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower generally has an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, and without regard to whether the mortgage rates on such loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby “locking in” such rate or (ii) taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan. Therefore, as prevailing market interest rates decline, prepayment speeds would be expected to accelerate.

In the case of a MBS related to multifamily or commercial loans, prevailing market interest rates, the outlook for market interest rates and economic conditions generally may cause some borrowers to refinance or sell their properties in order to realize their equity therein, lower their financing costs, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by U.S. federal and state tax laws (which are subject to change) to sell their properties prior to the exhaustion of tax depreciation benefits.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If the Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments will tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of the Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. These types of securities may also decline for reasons associated with the underlying collateral. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

The Fund also may gain exposure to mortgage-related securities through entering into credit default swaps or other derivative instruments related to this asset class. For example, the Fund may enter into credit default swaps on CMBX, which are indices made up of tranches of CMBS, each with different credit ratings. Utilizing CMBX, one can either gain synthetic risk exposure to a portfolio of such securities by “selling protection” or take a short position by “buying protection.” The protection buyer pays a monthly premium to the protection seller, and the seller agrees to cover any principal losses and interest shortfalls of the referenced underlying MBS. Credit default swaps and other derivative instruments related to mortgage-related securities are subject to the risks associated with mortgage-related securities generally, as well as the risks of derivative transactions.

Privately Issued Mortgage-Related Securities

The Fund may invest in pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.

Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Fund. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Fund, to cover legal or related costs. Any such action could result in losses to the Fund.

The Adviser seeks to manage the portion of the Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objectives, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, The Adviser will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs.

commercial); (2) the collateral loan type (e.g., for residential: First Lien—Jumbo/Prime, First Lien—Alt-A, First Lien—Subprime, First Lien—Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Real Estate Investment Trusts

The Fund may invest in listed and unlisted shares of REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for the favorable tax treatment available to REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund Shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Residential Mortgage-Backed Securities (“RMBS”)

RMBS are MBS that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property. RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any RMBS issue depends primarily on the credit quality of the underlying mortgage loans.

At any one time, a portfolio of MBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

FIXED INCOME INVESTMENTS

Bank Loans, Loan Participations and Assignments

The Fund may invest in bank loans, which include both senior secured and unsecured floating rate loans made by banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior loans can include term loans, revolving credit facility loans and second lien loans. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. These loans may not be rated investment grade by the rating agencies. Although secured loans are secured by collateral of the borrower, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower.

The Fund’s investments in loans are subject to credit/counterparty risk, and, as described above, even secured bank loans may not be adequately collateralized. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. The interest rates on many bank loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment grade bonds and there may be less public information available about them. The Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). There may also be less public information available about bank loans as compared to other debt securities.

Bank loans are generally less liquid than many other debt securities. Transactions in bank loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet the Fund’s repurchase obligations until a substantial period after the sale of the loans. In order to finance repurchases pending settlement of bank loans, the Fund may employ a wide variety of means to meet short-term liquidity needs, including, without limitation drawing on its cash and other short term positions, all of which may adversely affect the Fund’s performance. With limited exceptions, the Loomis Sayles will take steps intended to ensure that it does not receive material non-public information about the issuers of bank loans who also issue publicly traded securities, and therefore the adviser may have less information than other investors about certain of the loans in which it seeks to invest.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually (but often not limited to) banks. The Fund may participate in the primary syndicate for a loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The Fund also may acquire a participation interest in another lender’s portion of the loan. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. Loans and loan participations may be transferable among financial institutions; however, they may not have the liquidity of conventional debt securities and because they may be subject to restrictions on resale, they are potentially illiquid. The purchase or sale of loans may require the consent of a third party or of the borrower, and although such consent is rarely withheld in practice, the consent requirement could delay a purchase or affect the Fund’s ability to dispose of its investments in loans in a timely fashion. Although the market for loans and loan participations has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the Fund from selling these loans at their market values at a desirable time or price. To the extent a senior loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. When investing in a loan participation, the Fund typically will have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, the Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, the Fund will assume the credit/counterparty risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to pursue appropriate credit remedies against a borrower. In addition, holders of the loans, such as the Fund, may be required to indemnify the agent bank in certain circumstances.

In addition to investing in senior secured loans, the Fund may invest in other loans, such as second lien loans and other secured loans, as well as unsecured loans. Second lien loans and other secured loans are subject to the same risks associated with investment in senior loans and below-investment-grade bonds. However, such loans may rank lower in right of payment than senior secured loans, and are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Second lien loans and other secured loans are expected to have greater price volatility than more senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking loans, which would create greater credit/counterparty risk exposure. Each of these risks may be increased in the case of unsecured loans, which are not backed by a security interest in any specific collateral.

The Fund may also gain exposure to loan investments through the use of derivatives. See the section “Derivative Instruments.”

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities generally are lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of the Fund that invests in debt securities for any particular period. Fluctuations in the value of the Fund’s investments in debt securities will cause the Fund’s NAV to increase or decrease.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of its respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below-Investment-Grade Fixed-Income Securities. Below-investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s and S&P) must have rated the security in one of its respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below-investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below-investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in below-investment-grade fixed-income securities, the Fund’s achievement of its objective may be more dependent on Loomis Sayles’ own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below-investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below-investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below-investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

The Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

First Lien Senior Secured Loans

It is expected that when the Fund makes a senior secured term loan investment in an issuer, it will generally take a security interest in substantially all of the available assets of the issuer, including the equity interests of its domestic subsidiaries, which the Fund expects to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital, and, in some circumstances, the Fund’s lien could be subordinated to claims of other creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies.

Money Market Instruments

The Fund may invest in money market instruments. Money market instruments are high-quality, short-term securities. The Fund’s money market investments at the time of purchase (other than U.S. government securities (defined herein) and repurchase agreements relating thereto) generally will be rated at the time of purchase in the two highest short-term rating categories as rated by a major credit agency or, if unrated, will be of comparable quality as determined by the Adviser. The Fund may invest in instruments of lesser quality and does not have any minimum credit quality restriction. Money market instruments maturing in less than one year may yield less than obligations of comparable quality having longer maturities.

Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which may be purchased by the Fund for defensive purposes. The Fund’s money market investments may be issued by U.S. banks, foreign banks (including their U.S. branches) or foreign branches and subsidiaries of U.S. banks. Obligations of foreign banks may be subject to foreign economic, political and legal risks. Such risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign withholding or other taxes on interest income, difficulties in obtaining and enforcing a judgment against a foreign obligor, exchange control regulations (including currency blockage) and the expropriation or nationalization of assets or deposits. Foreign branches of U.S. banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches and banks may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, record keeping and the public availability of information. Obligations of such branches or banks will be purchased only when the Adviser believes the risks are minimal. The Fund may invest in U.S. government securities that include all securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities (“U.S. government securities”). Some U.S. government securities are backed by the full faith and credit of the United States. U.S. government securities that are not backed by the full faith and credit of the United States are considered riskier than those that are. See the section “U.S. Government Securities” for additional information.

Although the Fund may invest in money market instruments, they are not money market funds and therefore are not subject to the portfolio quality, maturity and NAV requirements applicable to money market funds. The Fund will not seek to maintain a stable NAV. The Fund also will not be required to comply with the rating restrictions applicable to money market funds, and will not necessarily sell an investment in cases where a security’s rating has been downgraded.

Considerations of liquidity, safety and preservation of capital may preclude the Fund from investing in money market instruments paying the highest available yield at a particular time. In addition, the Fund’s ability to trade money market securities may be constrained by the collateral and asset coverage requirements related to the Fund’s other investments. As a result, the Fund may need to buy or sell money market instruments at inopportune times. In addition, even though money market instruments generally are considered to be high quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities. In addition, during the recent global financial downturn, many money market instruments that were thought to be highly liquid became illiquid. If the Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Second Lien or Other Subordinated (Mezzanine) or Unsecured Loans or Debt

The Fund may invest directly or indirectly in second lien or other subordinated (mezzanine) or unsecured loans or debt instruments. Second lien or other subordinated (mezzanine) or unsecured loans or debt generally are subject to similar risks as those associated with investments in senior loans. In addition, because second lien or other subordinated (mezzanine) or unsecured loans or debt are subordinated in payment and/or lower in lien priority to senior loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, may have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Step-Coupon Securities

The Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Unitranche Loans

The Fund may invest in unitranche loans, which provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the first out tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills – Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

U.S. Treasury Notes and Bonds – Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

U.S. Treasury Floating Rate Notes – Treasury Floating Rate Notes are new instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. For additional information on floating rate securities, see the section “Variable and Floating Rate Instruments” below.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA, but these obligations are not backed by the full faith and credit of the U.S. government.

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but these obligations are not backed by the full faith and credit of the U.S. government.

U.S. government securities generally do not involve the credit/counterparty risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities generally are lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Because the magnitude of these fluctuations generally will be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

S&P downgraded its long-term sovereign credit rating on the United States from “AAA” to “AA+” on August 5, 2011. The downgrade by S&P and other possible downgrades in the future may result in increased volatility or liquidity risk, higher interest rates and lower prices for U.S. government securities and increased costs for all kinds of debt. The value of the Fund’s Shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. government’s credit rating given that the Fund may invest in U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Variable and Floating Rate Instruments

The Fund may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Zero-Coupon Securities

The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations; the holder generally is entitled to receive the par value of the security at maturity. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. The Fund’s investment in zero-coupon securities will require the Fund to accrue income without a corresponding receipt of cash. The Fund may be required to dispose of other portfolio securities (including at a time when it is not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for treatment as a RIC under the Code.

EQUITY SECURITIES

Equity Securities

The Fund may invest in common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” generally are volatile and more risky than some other forms of investment. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. The Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices.

ETFs

The Fund may invest in shares of ETFs. An ETF is an investment company that is generally registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. The ETF may be actively managed. ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 of its shares or more) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. ETFs sometimes also refer to entities that are not registered under the 1940 Act that invest directly in commodities or other assets (e.g., gold bullion). Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument. In addition, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held.

Investment Companies

The Fund may invest in other investment companies to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. Investment companies, including exchange-traded funds, are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. As an investor in another investment company, the Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s Shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund. The Fund may also be exposed to the risks associated with the underlying investment company’s investments.

Investments in other investment companies are typically subject to limitations prescribed by the 1940 Act. The 1940 Act limitations currently provide, in part, that, unless an exception applies, the Fund may not purchase shares of an investment company if such a purchase would cause the Fund (a) to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) to have more than 5% of its total assets invested in the aggregate in the investment company; or (c) to have more than 10% of its total assets invested in the aggregate in all investment companies. Investments by the Fund may exceed these limitations, however, if permitted by applicable exemptive or regulatory relief; for example, the Fund may invest in excess of the foregoing limitations in an unaffiliated ETF if the ETF has obtained exemptive relief from the SEC and both the ETF and the Fund adhere to the conditions in the exemptive relief.

Investments in Less Established Companies

The Fund may invest a portion of its assets in the securities of less established companies. Certain of the investments may be in businesses with little or no operating history. Investments in such early-stage growth companies may involve greater risks than are generally associated with investments in more established companies. To the extent there is any public market for the securities held by the Fund, such securities may be subject to more abrupt and erratic market price movements than those of larger, more established companies. Less established companies tend to have lower capitalizations and fewer resources and are, therefore, often more vulnerable to financial failure. Such companies also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments. In addition, less mature companies could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which the Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

The Fund may invest in issuers that: (i) have little or no operating history, (ii) offer services or products that are not yet ready to be marketed, (iii) are operating at a loss or have significant fluctuations in operating results, (iv) are engaged in a rapidly changing business or (v) need substantial additional capital to set up internal infrastructure, hire management and personnel, support expansion or achieve or maintain a competitive position. Such issuers may face intense competition, including competition from companies with greater financial resources, more extensive capabilities and a larger number of qualified managerial and technical personnel.

Investments in Middle-Market Companies

Investments in middle-market companies such as those that the Fund may invest in, while often presenting greater opportunities for growth, may also entail larger risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end funds generally, and the somewhat greater illiquidity of closed-end fund investments in middle-market companies, could make it difficult for the Fund to react quickly to negative economic or political developments.

Preferred Stock

The Fund may invest in preferred stock, which generally has a preference as to dividends and upon the event of liquidation over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

DISTRESSED INVESTMENTS

Distressed Credit Investments

The Fund may invest in distressed credit investments (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt and equity securities) that are inherently speculative and are subject to a high degree of risk. Companies or issuers experiencing financial distress are often those operating at a loss or with substantial variations in operating results from period to period. Companies or issuers experiencing financial distress may be involved in insolvency proceedings and have the need for substantial additional capital to support continued operations or to improve their financial condition and may have very high amounts of leverage. Distressed companies or issuers typically are in default under, or have a significant risk of an inability to service, their debt obligations, especially during an economic downturn or periods of rising interest rates, may not have access to more traditional methods of financing and may be unable to repay debt by refinancing. Investments in distressed companies may be premised on a turnaround strategy. If turnarounds are not achieved, these companies could experience failures or substantial declines in value, and the Fund may not be able to divest itself of such unprofitable investments in a timely fashion or at all. Additionally, turnarounds may not be achieved within the contemplated investment horizons.

The value of distressed instruments tends to be more volatile and may have an increased price sensitivity to changing interest rates and adverse economic and business developments than other securities or instruments. Distressed credit investments are often more sensitive to company-specific developments and changes in economic conditions than other securities. Furthermore, distressed debt instruments are often unsecured and may be subordinated to senior debt. Accordingly, an investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

Investments in Restructurings

The Fund may invest in restructurings that involve, or otherwise invest in the debt securities of, companies that are experiencing or are expected to experience severe financial difficulties. These severe financial difficulties may never be overcome and may cause such companies to become subject to bankruptcy proceedings. The return on investment sought or targeted by the Fund in any investment in a restructuring may depend upon the restructuring progressing in a particular manner or resulting in a particular outcome (including regarding the conversion or repayment of the Fund’s investments). There can be no assurance that any such outcome, development or result will occur or be successful and, as a result, the premise underlying the Fund’s investment may never come to fruition and the Fund’s returns may be adversely affected. Investments in restructurings could, in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein. For instance, under certain circumstances, payments to the Fund and distributions to Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings may be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or characterize investments made in the form of debt as equity contributions. For certain restructurings, the Fund may utilize blocker corporations, which may incur federal and state income taxes. In restructurings, whether constituting liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the restructuring either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security or instrument the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. The Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed restructuring is consummated. Under certain circumstances, a lender that has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed, or may be found liable for damages suffered by parties as a result of such actions.

When a company seeks relief under the U.S. Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be “adequately protected” during the proceedings. If the Bankruptcy Court’s assessment of adequate protection is inaccurate, a creditor’s collateral may be wasted without the creditor being afforded the opportunity to preserve it. Thus, even if the Fund holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court. Bankruptcy proceedings are inherently litigious, time consuming, highly complex and driven extensively by facts and circumstances, which can result in challenges in predicting outcomes. The equitable power of bankruptcy judges also can result in uncertainty as to the ultimate resolution of claims.

Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. There can be no assurance that the security interests securing the Fund’s claims will not be challenged vigorously and found defective in some respect, or that the Fund will be able to prevail against the challenge.

Moreover, debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the U.S. Bankruptcy Code. Creditors’ claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the U.S. Bankruptcy Code. Serving on an official or unofficial creditors’ committee, for example, increases the possibility that the Fund will be deemed an “insider” or a “fiduciary” of an issuer it has so assisted and may increase the possibility that the Bankruptcy Court would invoke the doctrine of “equitable subordination” with respect to any claim or equity interest held by the Fund in such issuer and subordinate any such claim or equity interest in whole or in part to other claims or equity interests in such issuer. Claims of equitable subordination may also arise outside of the context of the Fund’s committee activities. If a creditor is found to have interfered with a company’s affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While the Fund will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. In addition, if representation of a creditors’ committee of an issuer causes the Fund or the Advisers to be deemed an affiliate of such issuer, the securities of such issuer held by the Fund may become restricted securities, which are not freely tradable.

While the challenges to security interests and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or U.S. federal proceedings, including pursuant to state fraudulent transfer laws. As is the case in a bankruptcy proceeding, there can be no assurance that such claims will not be asserted or that the Fund will be able to defend against them successfully. To the extent the Fund assumes an active role in any legal proceeding involving the debtor, the Fund may be prevented from disposing of securities or instruments issued by the debtor due to the Fund’s possession of material, non-public information concerning the debtor.

From time to time, the Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the U.S. Bankruptcy Code. These debtor-in-possession or “DIP” loans are most often revolving working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.

In addition, issuers located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments in any such issuer may be adversely affected. For example, bankruptcy law and process in a non-U.S. jurisdiction may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain.

Non-Performing Investments

The Fund’s portfolio may include investments whose underlying collateral are “nonperforming” and that are typically highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities or instruments of other issuers. Securities or instruments of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities or instruments of companies not experiencing financial difficulties. Investment, directly or indirectly in the financially and/or operationally troubled issuers involves a high degree of credit and market risk. These difficulties may never be overcome and may cause borrowers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.

The Fund may hold direct or indirect interests in non-performing real estate loans. Non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loan and/or purchasing senior loans. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made. In addition, certain privately offered commercial real estate investments carry risks of illiquidity and lack of control. It is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund. The foreclosure process will vary from jurisdiction to jurisdiction and can be lengthy and expensive. Issuers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. During the foreclosure proceedings, an issuer may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property. If this were to occur, the Fund may be negatively impacted. Similar risks relate to foreclosure of mezzanine debt and the exercising of remedies in connection with such debt.

NON-U.S. INVESTMENTS

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries whose economies or securities markets are not yet highly developed.    Emerging markets are economies that the Adviser believes are not generally recognized to be fully developed markets, as measured by gross national income, financial market infrastructure, market capitalization and/or other factors. The same or similar risks are seen in investments in companies that are located in developed markets but derive substantial revenues from emerging markets. Any investments by the Fund in special purpose entities formed under the laws of an emerging market country whose underlying assets are U.S. assets are not considered investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging market issuers and the oftentimes low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests or currency transfer restrictions; (iv) an economy’s dependence on revenues from particular commodities or on international aid or development assistance; (v) the absence of developed legal structures governing private or foreign investment and private property and/or less developed custodial and deposit systems and delays and disruptions in securities settlement procedures; and (vi) risks associated with the imposition of sanctions by the U.S. government. The Fund’s purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, its adviser and its affiliates, and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

In determining whether to invest in securities of foreign issuers, an adviser may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions for hedging purposes. Foreign securities in the Fund’s portfolio may be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund’s income available for distribution to its Shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange.

If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”), as described in the section “Derivative Instruments.”

Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments.” Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, the Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by the Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Foreign Securities

The Fund may invest in foreign securities. Foreign securities may include, among other things, securities of issuers organized or headquartered outside the U.S. as well as obligations of supranational entities. The examples described in this section should not be considered a definition of “foreign securities.” In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets, as described more fully under “Emerging Markets.”

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and, at times, more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The recent global economic crisis has caused many European countries to experience serious fiscal difficulties, including bankruptcy, public budget deficits, recession, sovereign default, restructuring of government debt, credit rating downgrades and an overall weakening of the banking and financial sectors. In addition, some European economies may depend on others for assistance, and the inability of such economies to achieve the reforms or objectives upon which that assistance is conditioned may result in a deeper and/or longer financial downturns among the Eurozone nations. Recent events in the Eurozone have called into question the long-term viability of the euro as a shared currency among the Eurozone nations. Moreover, strict fiscal and monetary controls imposed by the European Economic and Monetary Union as well as any other requirements it may impose on member countries may significantly impact such countries and limit them from implementing their own economic policies to some degree. As the result of economic, political, regulatory or other actions taken in response to this crisis, including any discontinuation of the euro as the shared currency among the Eurozone nations or the implementation of capital controls or the restructuring of financial institutions, the Fund’s euro-denominated investments may become difficult to value the Fund may be unable to dispose of investments or repatriate investment proceeds, the Fund’s ability to operate its strategy in connection with euro-denominated securities may be significantly impaired and the value of the Fund’s euro-denominated investments may decline significantly and unpredictably. In June 2016, the United Kingdom approved a referendum to leave the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund Shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s Shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. The Fund’s securities may change in price on days in which the U.S. markets are closed and the Fund does not calculate its NAV. For more information on how the Fund uses fair value pricing, see the section “Net Asset Value.”

Foreign withholding or other taxes imposed on the Fund’s investments in foreign securities will reduce the Fund’s return on those securities. In certain circumstances, the Fund may be able to elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to foreign taxes paid by the Fund.

OTHER INVESTMENTS

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities generally are subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Derivative Instruments

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) for investment purposes, leveraging purposes, or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. See “Leverage.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that the Fund may use include, without limitation, futures and forward contracts (including foreign currency exchange contracts), call and put options (including options on futures contracts), credit default swaps, total return swaps and other swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Please see the SAI for additional information about the derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that Loomis Sayles will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Event-Linked Instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Hybrid Instruments

The Fund may invest in hybrid instruments. A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index, another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit/counterparty risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Illiquid Securities

The Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable. Securities whose disposition is restricted by federal securities laws may be considered illiquid. Securities generally will be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Rule 144A securities and Section 4(a)(2) commercial paper are treated as illiquid, unless the adviser has determined pursuant to guidelines established by the Fund’s Board of Trustees that the particular issue is liquid. See the section “Rule 144A Securities and Section 4(a)(2) Commercial Paper” for additional information on these instruments.

Insurance-Related Investments

The Fund may also invest in asset classes such as the insurance capital markets, which include insurance linked securities, insurance securitizations, catastrophe bonds, life insurance/life annuity combination bonds, structured settlements, insurance reserve financing, mortality/longevity swaps, premium finance loans, and other similar asset-backed securities or instruments.

Pay-in-Kind Securities

The Fund may invest in pay-in-kind securities, which are securities that pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its Shareholders.

Private Placements

The Fund may invest in securities that are purchased in private placements. While private placements may offer opportunities for investment that are not otherwise available on the open market, these securities may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult or impossible to sell the securities when Loomis Sayles believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing the Fund’s NAV.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell the illiquid securities promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available (if available at all) for these securities. The judgment of Looms Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Repurchase Agreements

The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements. In addition to using repurchase agreements as a principal investment strategy, the Fund may also use repurchase agreements for cash management and temporary defensive purposes. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if Loomis Sayles believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. Reverse repurchase agreements are economically similar to secured borrowings by the Fund.

Rule 144A Securities and Section 4(a)(2) Commercial Paper

The Fund may invest in Rule 144A Securities and/or Section 4(a)(2) Commercial Paper. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Fund may also purchase commercial paper issued under Section 4(a)(2) of the Securities Act or similar debt obligations. Commercial paper is generally considered to be short-term unsecured debt of corporations.

Structured Notes

The Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund’s portfolio as a whole.

Synthetic Securities

The Fund may invest in synthetic securities. Incidental to other transactions in fixed-income securities and/or for investment purposes, the Fund also may combine options on securities with cash, cash equivalent investments or other fixed-income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other Fund risks, including market risk, liquidity risk, and credit/counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

LEVERAGE

In seeking to achieve its investment objective, the Fund may add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements or derivative transactions that create leverage. In addition, the Fund may, in the future, add leverage to its portfolio through the issuance of a class of preferred shares. The Fund may also use leverage to finance the repurchase of its Shares or to otherwise provide the Fund with liquidity.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of senior securities, unless immediately thereafter the total asset value of the Fund’s portfolio (less all liabilities and indebtedness not represented by senior securities) is at least 300% of the aggregate amount of outstanding senior securities representing indebtedness (i.e., the aggregate amount of outstanding senior securities representing indebtedness may not exceed 33 1/3% of the Fund’s total assets immediately after any borrowing or other issuance of senior securities representing indebtedness). When the Fund borrows money, the Fund intends to retire outstanding indebtedness to the extent necessary to maintain asset coverage of any outstanding indebtedness of at least 300%. Under the 1940 Act, the Fund also is not permitted to issue a class of preferred shares unless immediately thereafter the Fund’s asset coverage is at least 200% of the aggregate liquidation value of outstanding preferred shares (i.e., the aggregate liquidation value of outstanding preferred shares may not exceed 50% of the Fund’s assets less all liabilities and indebtedness not represented by senior securities).

In addition to the asset coverage requirements under the 1940 Act, certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. In addition, the direct borrowings which the Fund may incur will likely be secured by a lien on its assets. The cost associated with any issuance and use of leverage will be borne by the Shareholders and result in a reduction of the NAV of the Fund’s Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and usage fees associated with direct borrowings.

Certain types of investments and trading practices in which the Fund may engage while seeking to achieve its investment objective, such as reverse repurchase agreements and various derivative transactions, involve contractual obligations to pay in the future. Such obligations are subject to the same asset coverage requirements as borrowings, unless the Fund either designates liquid assets in an amount the Fund believes is equal to the Fund’s contractual obligations (marked-to-market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with adding leverage to the Fund’s portfolio. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. When leverage is employed, the NAV and the yield to Shareholders will be more volatile. Leverage creates a greater risk of loss, as well as potential for more gain, for the Fund’s Shares than if leverage is not used. In addition, the Adviser is paid more if the Fund uses leverage, which creates a conflict of interest for the Adviser. See “Leverage Risk.”

RISKS

The NAV of the Shares will fluctuate with and be affected by, among other things, various risks of the Fund and its investments which are summarized below. The Fund is subject to the risks noted below, whether through the Fund’s direct investments or derivatives positions.

INVESTMENT-RELATED RISKS

BELOW INVESTMENT-GRADE FIXED-INCOME SECURITIES RISK

Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, the portfolio managers must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade securities, be more dependent upon the portfolio managers’ credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest.

Below investment-grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade securities will fluctuate. If the issuer of below investment-grade securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment-grade securities are traded may be less liquid than the market for higher-grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment-grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of a Fund’s Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment-grade securities, have an adverse impact on the value of such securities and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for below investment-grade fixed-income securities.

BORROWING RISK

Borrowing and other investment techniques that utilize leverage, including investments in derivatives, will increase the Fund’s exposure to fluctuations in the prices of its assets and, therefore, the volatility of its share price, exaggerating any increase or decrease in the net asset value of the Fund. In addition, the interest that the Fund pays on borrowed money, together with any other costs of borrowing, are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing. When the Fund borrows money it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.

COMMERCIAL AND RESIDENTIAL REAL ESTATE RISKS

General Risks of Commercial or Residential Real Estate Debt; Non-Performing Loans. The Fund may invest in commercial or residential real estate loans and debt securities (including, but not limited to, investments in subordinate debt, such as mezzanine debt, b-notes, preferred equity and first mortgage loans, such as higher loan-to-value senior loans and bridge loans). The Fund may hold direct or indirect interests in performing or non-performing real estate debt securities. Non-performing real estate debt securities may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loan and/or purchasing senior loans. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made. In addition, certain privately offered commercial real estate debt securities carry risks of illiquidity and lack of control. It is possible that the Adviser may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Fund. The foreclosure process will vary from jurisdiction to jurisdiction and can be lengthy and expensive. Issuers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including, without limitation, lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. During the foreclosure proceedings, an issuer may have the ability to file for bankruptcy or its equivalent, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property. If this were to occur, the Fund may be negatively impacted. Similar risks relate to foreclosure of mezzanine debt and the exercising of remedies in connection with such debt.

Non-Performing Investments. The Fund’s portfolio may include investments whose underlying collateral are “non-performing” and that are typically highly leveraged, with significant burdens on cash flow and, therefore, involve a high degree of financial risk. During an economic downturn or recession, securities of financially troubled or operationally troubled issuers are more likely to go into default than securities or instruments of other issuers. Securities or instruments of financially troubled issuers and operationally troubled issuers are less liquid and more volatile than securities or instruments of companies not experiencing financial difficulties. Investment, directly or indirectly in the financially and/or operationally troubled issuers involves a high degree of credit and market risk. These difficulties may never be overcome and may cause borrowers to become subject to bankruptcy or other similar administrative proceedings. There is a possibility that the Fund may incur substantial or total losses on its investments and in certain circumstances, subject the Fund to certain additional potential liabilities that may exceed the value of the Fund’s original investment therein.

Other Risks Associated with Real Estate Loans.

Commercial Mortgage Loans. The Fund may invest in commercial mortgage debt securities. The value of the Fund’s commercial mortgage debt securities will be influenced by the historical rate of delinquencies and defaults experienced on the commercial mortgage debt securities and by the severity of loss incurred as a result of such defaults. The factors influencing delinquencies, defaults, and loss severity include: (i) economic and real estate market conditions by industry sectors (e.g., multi-family, retail, office, and hospitality); (ii) the terms and structure of the mortgage debt securities; and (iii) any specific limits to legal and financial recourse upon a default under the terms of such debt securities.

Commercial mortgage loans are generally viewed as exposing a lender to a greater risk of loss through delinquency and foreclosure than lending on the security of single-family residences. The ability of a borrower to repay a loan secured by income-producing property typically is dependent primarily upon the successful operation and operating income of such property (i.e., the ability of tenants to make lease payments, the ability of a property to attract and retain tenants, and the ability of the owner to maintain the property, minimize operating expenses, and comply with applicable zoning and other laws) rather than upon the existence of independent income or assets of the borrower. Most commercial mortgage loans provide recourse only to specific assets, such as the property, and not against the borrower’s other assets or personal guarantees.

Commercial mortgage loans generally do not fully amortize, which can necessitate a sale of the property or refinancing of the remaining “balloon” amount at or prior to maturity of the mortgage loan. Accordingly, investors in commercial mortgage loans bear the risk that the borrower will be unable to refinance or otherwise repay the mortgage at maturity, thereby increasing the likelihood of a default on the borrower’s obligation. Exercise of foreclosure and other remedies may involve lengthy delays and additional legal and other related expenses on top of potentially declining property values. In certain circumstances, the creditors may also become liable upon taking title to an asset for environmental or structural damage existing at the property.

Residential Mortgage Loans. The default rate for residential mortgage loans may continue to increase due in large part to borrowers’ inability or unwillingness to carry the mortgage loan on a current basis, increased mortgage loan carrying costs resulting from resets of adjustable rate mortgages and increases in taxes and insurance, the inability of borrowers to refinance mortgage loans and general factors that reduce the ability of the borrower to pay its mortgage loan obligations, including loss of employment, increased cost of living and unexpected significant bills such as healthcare-related expenses. Lenders may exercise their foreclosure rights which will further decrease the value of the residential real estate as foreclosure sales are often at lower prices than sales in the ordinary course. Such conditions could further decrease the value of the residential real estate. The Fund could face increased default rates on sub-performing and non-performing mortgage loans to which it has direct or indirect economic exposure, including loans that were modified with the expectation that they would be re-performing loans.

Second Lien or Other Subordinated (Mezzanine) or Unsecured Loans or Debt. The Fund may invest in debt securities secured by mezzanine or unsecured loans/debt. The Fund may also invest directly in these instruments. Second lien or other subordinated (mezzanine) or unsecured loans or debt generally are subject to similar risks as those associated with investments in senior loans. In addition, because second lien or other subordinated (mezzanine) or unsecured loans or debt are subordinated in payment and/or lower in lien priority to senior loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, may have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

CONSUMER SECTOR RISKS

Accounts Receivables Risk. The Fund may invest in Credit Investments secured by receivables, such as credit card receivables and automobile receivables. The Fund may invest directly in these investments or in asset-backed securities backed by these investments. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables may be secured by collateral, but the value of that collateral is not guaranteed. If the economy of the United States deteriorates, defaults on securities backed by credit card, automobile and other receivables may increase. In addition, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-related securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. In recent years, certain automobile manufacturers have been granted access to emergency loans from the U.S. Government and have experienced bankruptcy. As a result of these events, the value of securities backed by receivables from the sale or lease of automobiles may be adversely affected.

Student Loans Risk. In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

CREDIT/COUNTERPARTY RISK

This is the risk that the issuer or the guarantor of a fixed-income security, the issuer or guarantor of a security backing the asset-backed securities in which the Fund invests, or the counterparty to a derivatives or an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit/counterparty risk to the extent that it invests in fixed-income securities or is a party to derivatives or over-the-counter transactions.

Funds that invest in below investment-grade fixed-income securities are subject to greater credit/counterparty risk (because such securities are subject to a greater risk of default) and market/issuer risk than funds that invest in higher quality fixed-income securities. Below investment-grade fixed-income securities, including senior loans and other floating rate securities that are rated below investment-grade, are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The value of loans made to such borrowers is likely to be more sensitive to adverse news about the borrower, markets or economy. The amount of public information with respect to senior loans may be less extensive than that is available for registered or exchange-listed securities.

The Fund’s investments in securities issued by U.S. government agencies are subject to credit/counterparty risk. Agencies of the U.S. government are guaranteed as to the payment of principal and interest of the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

Funds that invest in fixed-income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) will be subject to greater credit/counterparty risk.

Funds that invest in foreign securities are subject to increased credit/counterparty risk, because, for example, of the difficulties of requiring foreign entities to honor their contractual commitments and because financial reporting and other standards are often less robust in foreign countries.

The Fund will be subject to credit risks with respect to the counterparties of its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivatives transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

DERIVATIVES RISK

As described herein and in the SAI, the use of derivatives involves special risks. To the extent that the Fund uses a derivative security for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. The Fund may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund’s diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market/issuer risk, management risk, the credit/counterparty risk relating to a broker, futures commodity market or other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter derivatives), the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. The Fund’s use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject the Fund to the potential for unlimited loss. The Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, Shareholders.

DISTRESSED CREDIT INVESTMENTS RISK

The Fund’s distressed credit investments (e.g., investments in defaulted, out-of-favor or distressed bank loans and debt and equity securities) are inherently speculative and are subject to a high degree of risk. Companies experiencing financial distress are often those operating at a loss or with substantial variations in operating results from period to period. Companies experiencing financial distress may be involved in insolvency proceedings and have the need for substantial additional capital to support continued operations or to improve their financial condition and may have very high amounts of leverage. Distressed companies typically are in default under, or have a significant risk of an inability to service, their debt obligations, especially during an economic downturn or periods of rising interest rates, may not have access to more traditional methods of financing and may be unable to repay debt by refinancing. Investments in distressed companies may be premised on a turnaround strategy. If turnarounds are not achieved, these companies could experience failures or substantial declines in value, and the Fund may not be able to divest itself of such unprofitable investments in a timely fashion or at all. Additionally, turnarounds may not be achieved within the contemplated investment horizons.

The value of distressed instruments tends to be more volatile and may have an increased price sensitivity to changing interest rates and adverse economic and business developments than other securities or instruments. Distressed credit investments are often more sensitive to company-specific developments and changes in economic conditions than other securities. Furthermore, distressed debt instruments are often unsecured and may be subordinated to senior debt. Accordingly, an investment in the Fund should only be considered by persons who can afford a loss of their entire investment.

EMERGING MARKETS RISKS

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures and have less market depth, infrastructure, capitalization and regulatory oversight than more developed markets. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging market securities. Specific risks that could decrease the Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on many factors, including the extent of its reserves, fluctuations in interest rates and access to international credit and investments. A country that has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt. Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund’s assets invested in corporate debt obligations of emerging market companies would decline.

Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

ENERGY SECTOR RISKS

Documentation and Other Legal Risk. Energy and energy generation and related projects are typically governed by complex legal agreements. As a result, there is a higher risk of dispute over interpretation or enforceability of the agreements. It is not uncommon for energy generation and related infrastructure assets to be exposed to a variety of other legal risks including, but not limited to, legal action from special interest groups. Interest groups may use legal processes to seek to impede particular projects to which they are opposed.

Effects of Ongoing Changes in the Utility Industry. The Fund may make certain investments in electric utility industries both in the United States and abroad. In many regions, including the United States, the electric utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demands, technological advances, greater availability of natural gas and other factors. To the extent competitive pressures increase and the pricing and sale of electricity assume more characteristics of a commodity business, the economics of independent power generation projects into which the Fund may invest may come under increasing pressure. Deregulation is fueling the current trend toward consolidation among domestic utilities, but also the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in the independent power industry. In addition, independent power producers may find it increasingly difficult to negotiate long-term power sales agreements with solvent utilities, which may affect the profitability and financial stability of independent power projects.

New Technology Risk. Historically, technology changes in the energy sector have resulted in gradual incremental improvements with no disruptive technology impacts. However, there are currently a number of scientific research institutions (including those supported by major venture capital firms and corporations) seeking to develop disruptive technologies designed to reduce dependence upon large scale fossil fuel generation. In the event that a disruptive technology in the power generation sector is successfully developed and implemented, the Fund’s investments might be adversely affected. While the Fund’s investments may benefit from such technologies, there can be no assurance that technology innovation will not favor companies of a type not held by the Fund, which would place the Fund in a competitive disadvantage and drive down the value of its assets.

Operational and Catastrophe Risk. The operations of energy companies are subject to many hazards and force majeure events inherent in the production and delivery of electricity, exploration and operation of gas and oil fields, transportation of energy products and other related activities including: damage to production, generation facilities, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, earthquakes, blowouts, cratering, uncontrollable flows of oil, natural gas or well fluids, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Any offshore sea-based operations of investments will be subject to a variety of operating risks peculiar to the marine environment, such as hurricanes or other adverse weather conditions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Public awareness of such risk, potential publicity and related reputational risk to the operators and owners of such facilities have been significantly amplified by recent coal mine accidents in West Virginia and Deepwater Horizon offshore rig. There can be no assurance that all portfolio companies will be fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect a portfolio company’s operations and financial condition. The Fund may seek to maintain insurance coverage for the operations of its investments, but insurance coverage for environmental damages that occur over time or insurance coverage for the full potential liability that could be caused by sudden environmental damages may not be available at a reasonable cost, and the Fund may be subject to liability or may lose substantial portions of its properties in the event of certain environmental damages.

Sovereign Risk. The right of certain portfolio investments to extract mineral resources, generate, deliver or sell energy or related services and equipment may be granted by, or derive from approval by, governmental entities and are subject to special risks, including the risk that the relevant governmental entity will exercise sovereign rights and take actions contrary to the rights of the Fund or the relevant portfolio investment under the relevant agreement. There can be no assurance that the relevant governmental entity will not legislate, impose regulations or change applicable laws or act contrary to the law in a way that would materially and adversely affect the business of any portfolio investment.

EQUITY SECURITIES RISK

The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities, industries or in the equity market as a whole. The market value of a security can change daily due to political, economic and other events that affect the securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such trends and developments. In addition, the value of stock in the Fund’s portfolio may decline for a number of reasons that relate directly to the issuer. Those reasons may include, among other things, management performance, the effects of financial leverage and reduced demand for a company’s goods and services. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Rule 144A securities may be less liquid than other equity securities. Equity securities may include common stock, preferred stocks, warrants, securities convertible into common and preferred stocks and other equity-like interests in an entity. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds generally take precedence over the claims of those who own preferred stock or common stock.

FOREIGN CURRENCY RISK

Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The market for some or all currencies may from time to time have low trading volume and become illiquid, which may prevent the Fund from effecting a position or from promptly liquidating unfavorable positions in such markets, thus subjecting the Fund to substantial losses. The Adviser generally attempts to hedge the Fund’s foreign currency risk, though there is no guarantee its attempts to hedge all foreign currency risk will be successful.

FOREIGN SECURITIES RISK

This is the risk associated with investments in issuers that are located or do business in foreign countries. The Fund’s investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. issuers.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by the U.S. government, political changes or diplomatic developments can cause the value of the Fund’s investments in a foreign country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.

Funds that invest in emerging markets may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability. See “Emerging Markets Risk.”

ILLIQUID SECURITIES RISK

To the extent consistent with the applicable liquidity requirements for interval funds pursuant to Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities. Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Many of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities.

INFLATION/DEFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

INSURANCE SECTOR RISK

Insurance-Related Investments Risk. Insurance-related investments are specialized asset classes with unique risks. For example, risks arising from the potential illiquidity and difficulty in the valuation of such instruments, risks relating to the regulation of insurance companies, risk of catastrophic events and other events giving rise to losses under such instruments, volatility of capital markets, the risk of borrowings and short sales, and the risks of loss from counterparty default. In addition, the premium finance industry has been tainted by lawsuits based on allegations of fraud and misconduct. These lawsuits involve allegations of fraud, breaches of fiduciary duty and other misconduct by industry participants. Regulatory, legislative or judicial changes in these areas may result in a negative impact on the market value or liquidity of life insurance policies and/or may materially and adversely affect the amount and timing of payments to the Fund and ultimately to the Shareholders.

Life/Viatical Settlement, Traded Life Policies and Structured Settlements Risk. Risks associated with the Fund’s investments in life/viatical settlements, traded life policies and structured settlements include, but are not limited to, market risk, inflation risk, credit risk, and government policy risk. The Fund’s return on an investment in a life/viatical settlement or traded life policy, which permit investors to invest in life insurance policies, will depend upon the seller’s life expectancy and actual date of death. Additionally, the Fund can lose part of its principal investment if the seller lives long enough that the Fund must pay additional premiums to maintain the policy.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund’s investments to decline. Potential future changes in government monetary policy may affect the level of interest rates, and the current historically low interest rate environment, combined with the Federal Reserve Board’s conclusion of its quantitative easing program and recent increases in interest rates, increases the likelihood of interest rates rising in the future. In addition, the value of certain derivatives (such as interest rate futures) is related to changes in interest rates and may suffer significant price declines as a result of interest rate changes. A prolonged period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Generally, the value of fixed-income securities, including short-term fixed-income securities, rises when prevailing interest rates fall and falls when interest rates rise.

Even funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in below investment-grade fixed-income securities (commonly known as “junk bonds”) or comparable unrated securities. Interest rate risk also is greater for funds that generally invest in fixed-income securities with longer maturities or durations than for funds that invest in fixed-income securities with shorter maturities or durations. A significant change in interest rates could cause the Fund’s share price (and the value of your investment) to change.

Interest rate risk is compounded for funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. In addition, these types of securities are subject to the risk of prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates. The Fund also faces increased interest rate risk when it invests in fixed-income securities paying no current interest (such as zero-coupon securities and principal-only securities), interest-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities because the prices of those types of securities tend to react more to changes in interest rates.

INVESTMENTS IN OTHER INVESTMENT COMPANIES RISK

The Fund will indirectly bear the management, service and other fees of any other investment companies, including ETFs, in which it invests in addition to its own expenses. The Fund is also indirectly exposed to the same risks as the underlying funds in proportion to the allocation of the Fund’s assets among the underlying funds. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs.

LEVERAGE RISK

When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. The Fund faces this risk if it creates leverage by using investments such as reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money. The use of leverage may lead to losses that are greater than if the Fund had not used leverage.

LIQUIDITY RISK

Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet repurchase requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. Non-exchange traded derivatives are generally subject to significant liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments.

MARINE SHIPPING RISK

Marine shipping companies are subject to supply of and demand for, and the level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply areas and market areas they serve, all of which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country and the Fund’s investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.

MARKETPLACE LOAN RISK

Investments in loans sourced through marketplace lending platforms are subject to additional risks than those applicable to investments in loans generally. The Fund may not have direct recourse against the borrower or may be otherwise limited in its ability to directly enforce its rights under the loan. Default history for alternative lending platforms is limited. Future defaults may be higher than historical defaults and the timing of defaults may vary significantly from historical observations. The Fund may have limited knowledge about the underlying loans to which it has exposure and is dependent upon the platform for information regarding the loans and borrowers’ credit information. Such information may be incomplete, inaccurate or outdated and may, therefore, not accurately reflect the borrowers’ actual creditworthiness. In addition, investments in loans sourced through a marketplace lending platform may also be negatively impacted if the platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK

Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets (or other asset-backed securities) at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-related securities (or other asset-backed securities) at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would give rise to extension risk by extending the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. It would also increase the inherent volatility of the Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed and asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

A mortgage dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will designate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

ROYALTIES RISK

The Fund may invest in royalties. Investments in royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies such as music and healthcare, among others. Included in that could be regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond the Fund’s control.

SECURITIZATION RISK

The Fund may securitize assets to generate cash for funding new investments. We use the term “securitize” to describe a form of leverage under which a fund such as the Fund (sometimes referred to as an “originator” or “sponsor”) transfers income producing assets to an SPV, which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPV then issues notes secured by such assets. The SPV may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPV.

An important aspect of most debt securitization transactions is that the sale or contribution of assets into the SPV be considered a true sale or contribution for accounting purposes and that a reviewing court would not consolidate the SPV with the operations of the originator in the event of the originator’s bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPV that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

In accordance with the above description, to securitize loans, the Fund may create a wholly-owned subsidiary and contribute a pool of its assets to such subsidiary. The SPV may be funded with, among other things, whole loans, other receivables or assets or interests from other pools and such loans or other receivables or assets may or may not be rated. The SPV would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against the Fund to invest in a pool of income producing assets to which none of the Fund’s creditors would have access. The Fund would retain all or a portion of the equity in the SPV. An inability to successfully securitize portions of the portfolio or otherwise leverage the portfolio through secured and unsecured borrowings could limit the Fund’s ability to fully execute its investment strategy, and could decrease the earnings of the Fund. However, the successful securitization of portions of the portfolio exposes the Fund to a risk of loss for the equity it retains in the SPV (a vehicle established solely for the purpose of holding such assets and entering into a structured finance transaction) and might expose the Fund to greater risk on the remaining portfolio because the assets retained may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict the Fund’s activities and may include limitations that could hinder the ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

Interests held in an SPV, if any, will be subordinated to the other interests issued by the SPV. As such, the Fund will only receive cash distributions on such interests if the SPV has made all interest and other required payments on all other interests it has issued. In addition, the subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPV, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPV’s portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests the Fund retains would be reduced. Securitization imposes on the Fund the same risks as borrowing except that the risk in a securitization is limited to the amount of subordinated interests retained by the Fund, whereas in a borrowing or debt issuance by the Fund directly would be at risk for the entire amount of the borrowing or debt issuance. If the SPV is not consolidated with the Fund, the Fund’s only interest will be the value of our retained subordinated interest and the income allocated to the Fund, which may be more or less than the cash the Fund receives from the SPV, and none of the SPV’s liabilities will be reflected as the Fund’s liabilities. If the assets of the SPV are not consolidated with the Fund’s assets and liabilities, then the leverage incurred by such SPV may or may not be treated as borrowings by the Fund for purposes of the requirement that it not issue senior securities in an amount in excess of its net assets.

The Fund may also engage in transactions utilizing SPVs and securitization techniques where the assets sold or contributed to the SPV remain on the Fund’s balance sheet for accounting purposes. If, for example, the Fund sells the assets to the SPV with recourse or provides a guarantee or other credit support to the SPV, the SPV’s assets will remain on the Fund’s balance sheet. Consolidation would also generally result if the Fund, in consultation with the SEC, determines that consolidation would result in a more accurate reflection of its assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain the Fund’s assets for purposes of the limitations described above and the leverage incurred by the SPV will be treated as borrowings incurred by the Fund for purposes of its limitation on the issuance of senior securities.

The Adviser may have a conflict of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce the Fund’s assets for purposes of determining the management fee although in some circumstances the Adviser may be paid certain fees for managing the assets of the SPV so as to reduce or eliminate any potential bias against securitizations.

SHORT EXPOSURE RISK

A short exposure through a derivative may present various risks, including credit/counterparty risk and leverage risk. If the value of the asset, asset class or index on which a Fund has obtained a short investment exposure increases, the Fund will incur a loss. Unlike a direct cash investment like a stock, bond or ETF, where the potential loss is limited to the purchase price, the potential risk of loss from a short exposure is theoretically unlimited. Moreover, there can be no assurance that securities necessary to cover (repurchase in order to close) a short position will be available for purchase. If the Fund is unable to enter into a short position at an advantageous time or price, the Fund’s ability to pursue its short strategy may be adversely affected. Asset segregation and collateral posting requirements related to short exposures may limit the Fund’s investment flexibility.

STRUCTURED FINANCE RISK

A portion of the Fund’s investments may consist of collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations, collateralized debt obligations or other asset-backed securities or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

STRUCTURED NOTES RISK

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of Loomis Sayles’ analysis of the issuer’s creditworthiness and financial prospects, and of Loomis Sayles’ forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.

TRANSPORTATION ASSETS RISKS

Cyclicality of Supply and Demand for Transportation Assets Risk. The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors that are not under the Fund’s control, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints.

Risk of Decline of Transportation Assets and Rental Values. In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets include: (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; and (vii) any renegotiation of a lease on less favorable terms.

Technological Risks. The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

Risks Relating to Leases of Transportation Assets. Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in such transportation asset. The ability to re-lease or sell transportation assets will depend on general market and competitive conditions.

VALUATION RISK

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated, subject to its oversight, day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC. See “Net Asset Value.”

Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the over-the-counter secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.

VENTURE LENDING RISK

Investing in venture capital-backed companies involves a number of significant risks. Typically, the debt in which the Fund will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Venture capital-backed companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of its key employees could affect a venture capital-backed company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of venture capital-backed companies and result in other events, such as bankruptcy. These events could limit a venture capital-backed company’s ability to repay its obligations to the Fund, which may have an adverse affect on the return on, or the recovery of, the Fund’s investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

OTHER RISKS RELATING TO THE FUND

DISTRIBUTION PAYMENT RISK

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

EXPENSE RISK

Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreements, which generally remain in effect for a period of one year, mitigate this risk. However, there is no assurance that the Adviser will renew such expense limitation agreements from year-to-year.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles’ investment techniques could fail to achieve the Fund’s objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles’ decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may decide not to use them, even under market conditions where their use could have benefited the Fund.

MARKET/ISSUER RISK

The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

NO PRIOR HISTORY

The Fund is a newly organized, non-diversified, closed-end investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

NON-DIVERSIFICATION RISK

Compared with diversified mutual funds, a non-diversified Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, a non-diversified Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

POTENTIAL CONFLICTS OF INTEREST RISK—ALLOCATION OF INVESTMENT OPPORTUNITIES

The Adviser has adopted allocation procedures that are intended to treat each fund it advises in a manner that, over a period of time, is fair and equitable. The Adviser currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another over time and taking into account all relevant facts and circumstances. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by Loomis Sayles and its affiliates. In the event investment opportunities are allocated among the Fund and the other Advised Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the other Advised Funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Advised Funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that the other Advised Funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Advised Funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Advised Funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Advised Funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Advised Funds.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called investments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the value of the Fund’s Shares, its overall return and its distributions to Shareholders.

REPURCHASE OFFERS RISK

As described under “Periodic Repurchase Offers,” the Fund is an “interval fund” and, to provide liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. These repurchase offers are expected to be funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their

Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request

SHARES NOT LISTED RISK

This is the risk associated with the fund being organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical exchange-traded closed-end fund, is not a liquid investment.

TAX RISK

The Fund intends to qualify for treatment as a RIC under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income. The Fund’s investment strategy will potentially be limited by its intention to qualify and be treated as a RIC, and can limit the Fund’s ability to qualify or be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be treated as a RIC.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

Due to the Fund’s options strategies, a substantial portion of the Fund’s income potentially will consist of short-term capital gains. Distributions of the Fund’s short-term capital gains are taxable to shareholders as ordinary income, will not constitute qualified dividend income and will not qualify for the dividends-received deduction. In addition, shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize in respect of their other investments.

UNLISTED CLOSED-END FUND RISK

This is the risk associated with the fund being organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical exchange-traded closed-end fund, is not a liquid investment.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Fund. Subject to the supervision of the Board, Loomis Sayles is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters. Founded in 1926, Loomis Sayles is one of the oldest investment firms in the United States with over $[    ] in assets under management as of [    ]. Loomis Sayles is owned by Natixis Investment Managers, L.P.

Investment Advisory Agreement

Under the terms of the Investment Advisory Agreement the Fund will pay to Loomis Sayles monthly in arrears, as compensation for services rendered, facilities furnished and expenses borne by the Adviser, a fee equal on an annual basis to [ ]% of the Fund’s month-end value of the Fund’s Net Assets.

A discussion of the factors considered by the Fund’s Board in approving the Fund’s investment advisory contracts will be available in the Fund’s annual or semi-annual reports when available.

Administrator

Natixis Advisors performs certain accounting and administrative services for the Fund, pursuant to the Administrative Agreement. Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of Shares in various states, shareholder reports and notices, proxy solicitation material furnished to Shareholders or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities, and (iv) consultation and legal advice on Fund-related matters. For these services, the Fund pays the Administrator a fee at the rate of [    ].

Portfolio Managers

The following persons have primary responsibility for the day-to-day management of the Fund’s portfolio. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years. Unless otherwise noted, each person will have served since the Fund’s commencement of operations in 2019.

Alessandro Pagani, CFA has served as portfolio manager of the Fund since 2019. Mr. Pagani, Vice President of Loomis Sayles and co-head of the Mortgage and Structured Finance Group, joined Loomis Sayles in 2008. Prior to joining Loomis Sayles, Mr. Pagani served as co-head of global research and credit at Cambridge Place Investment Management and director of asset-backed securities research at Banc One Capital Markets. He earned a doctoral degree in economics and commerce from the University of Brescia in Italy and holds the designation of Chartered Financial Analyst®.

Keith Allman has served as a portfolio manager of the Fund since 2019. Mr. Allman, Vice President of Loomis Sayles, joined Loomis Sayles in 2016. Prior to joining Loomis Sayles, he was a director of banking and origination for esoteric ABS at Deutsche Bank, he was a senior investment manager at Bamboo Finance in Geneva, Switzerland, and he had roles in structured finance with Citigroup, Pearl Street Capital Group, and MBIA. He earned BAs in Political Science and Psychology from the University of California, Los Angeles and an MA in International Affairs from Columbia University.

Stephen C. L’Heureux, CFA has served as portfolio manager of the Fund since 2019. Mr. L’Heureux, Vice President of Loomis Sayles, joined Loomis Sayles in 2008. Prior to joining Loomis Sayles, he was the senior credit analyst for US commercial real estate and CMBS at Cambridge Place Investment Management, and he spent 10 years at AEW Capital Management in various capacities, including portfolio manager specializing in structured debt. Previously, he had roles at Hancock Real Estate Advisors and DRI/FW Dodge. He earned a BA from McGill University and an MA from the University of Toronto and holds the designation of Chartered Financial Analyst®.

Michael E. Meyer, CFA has served as portfolio manager of the Fund since 2019. Mr. Meyer, Vice President of Loomis Sayles, joined Loomis Sayles in 2017. Prior to joining Loomis Sayles, he was a senior analyst and the chief operating officer of the Asset Based Value Strategy at Perella Weinberg Partners. Prior to this, Mr. Meyer was a vice president and senior analyst at Liberty Harbor, an affiliate of Goldman Sachs Asset Management. He was previously an analyst at Amaranth and at Citadel Investment Group and a consultant at McKinsey and Company. Mr. Meyer earned a BSE from Princeton University and an MBA from Harvard University and holds the designation of Chartered Financial Analyst®.

Please see the SAI for information regarding portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Control Persons

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of [    ], 2019, [Natixis Advisors] owned 100% of the outstanding Shares of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act,

Additional Information

The Fund enters into contractual arrangements with various parties, including, among others, Loomis Sayles, the Distributor and the Fund’s custodian and transfer agent, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of Shareholders any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Fund’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of Shareholders or other person other than any rights conferred explicitly by applicable federal or state securities laws that may not be waived.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.

Expenses borne directly by the Fund include:

•	Corporate, organizational and offering costs relating to offerings of Shares;

•	The cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

•	The cost of effecting sales and repurchases of Shares and other securities;

•	The Management Fee;

•	Distribution and/or shareholder servicing fees;

•

Investment related expenses (e.g., expenses that, in the Advisers’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments or prospective potential investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, commitment fees, debit balances and margin fees, clearing and settlement charges, recordkeeping, interest expenses, investment-related travel and lodging expenses and research-related expenses, other due diligence expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts, interest and structuring costs for borrowing and line(s) of credit, the Fund’s proportionate share of expenses related to co-investments;

•	Transfer agent and custodial fees;

•	Fees and expenses associated with marketing efforts;

•	Federal and any state registration or notification fees;

•	Federal, state and local taxes;

•	Fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser;

•	The costs of preparing, printing and mailing reports and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

•	Fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums;

•

Legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund or the Independent Trustees of the Fund);

•	External accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax returns);

•

Any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares, including but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors and third-party due diligence providers;

•	Costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

•

All other expenses incurred by the Fund in connection with administering the Fund’s business, including expenses of Natixis Advisors for performing administrative services for the Fund, subject to the terms of the Administration Agreement; and

•

Any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents. Except as otherwise described in this prospectus, the Advisers will be reimbursed by the Fund, as applicable, for any of the above expenses that they pay on behalf of the Fund.

Expense Limitation Agreement

The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period through [            ] to waive its Management Fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed [    %] of the month-end NAV of Institutional Class Shares. In consideration of the Adviser’s agreement to waive its Management Fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed in respect of each Institutional Class Shares subject to the limitation that a reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap. The Adviser Recoupment will not cause Fund expenses in respect of that Class to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Expense Limitation Agreement will remain in effect for a one-year period through [    ], unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Fund’s Board on notice to the Adviser during the initial one-year term; thereafter, it is terminable by either the Adviser or the Fund’s Board in accordance with its terms. Other share classes when offered may have different arrangements.

Organization and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Massachusetts Business Trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Adviser on behalf of the Fund. The Fund’s initial offering costs include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Fund will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred. All organizational and offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation Agreement.

NET ASSET VALUE

The NAV per share of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of Shares outstanding. The Fund’s Shares are valued as of a particular time (the “Valuation Time”) on the last day of each week and last day of each month (if different) that the New York Stock Exchange (“NYSE”) opens for business (“NAV Determination Date”) and in compliance with the requirements of Rule 23c-3 under the 1940 Act.1

The Fund reserves the right to calculate the net asset value more frequently if deemed desirable, subject to the requirements of Rule 23c-3. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). However, because the Fund’s Shares are offered on a monthly basis only, the Fund intends to publicly report on its website its month-end NAV per Share. For information on the Fund’s weekly NAV, please call the Fund toll-free at [ ].

In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of Fund Shares (which bear upon the number of Fund Shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board, subject to its oversight, has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations to the Adviser, subject to the oversight of the Board.

In accordance with the procedures adopted by the Board, the NAV per share of the Fund’s outstanding Shares of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The valuation of the Fund’s assets, pursuant to which net asset value shall be determined, will be performed consistent with US GAAP and the 1940 Act. The Fund’s Board, subject to its oversight, has delegated to the Adviser, with the assistance of independent pricing and valuation firms, the responsibility to determine the fair value of the Fund’s assets, in accordance with the terms of FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”). The valuation procedures are set forth in more detail below.

Fund securities and other investments for which market quotations are readily available, as outlined in the Fund’s Valuation Procedures, are valued at market value. The Fund may use independent pricing services and independent valuation firms recommended by the Adviser and approved by the Board of Trustees to obtain market quotations and fair value amounts for private placement or offered Investments. Generally, Fund securities and other investments are valued as follows:

[1]

The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

•

Equity Securities (including shares of closed-end investment companies and exchange-traded funds (“ETFs”), exchange traded notes, rights, and warrants — listed equity securities are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities discussed below) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below. If a right is not traded on any exchange, its value is based on the market value of the underlying security, less the cost to subscribe to the underlying security (e.g., to exercise the right), adjusted for the subscription ratio. If a warrant is not traded on any exchange, a price may be obtained from a broker-dealer, if available. Warrants received in connection with a private placement or offering will be fair valued as described below (Private Placement or Privately Sourced Investments).

•

Debt Securities and Unlisted Preferred Equity Securities — evaluated bids furnished to the Fund by an independent pricing service using market information, transactions for comparable securities and various relationships between securities, if available, or bid prices obtained from broker-dealers.

•

Private Placement or Privately Sourced Investments — The Fund has engaged independent valuation firms to fair value the Fund’s private placement or privately sourced investments on at least a weekly basis. A retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s/instrument’s valuation. The valuation approach may vary by security/instrument but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. If the Adviser reasonably believes a valuation from an independent valuation firm is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.

•

Senior Loans — Generally, bid prices supplied by an independent pricing service, if available, or bid prices obtained from broker-dealers, where applicable. Privately Placement or Privately Sourced Senior Loans will be fair valued as described above (Private Placement or Privately Sourced Investments).

•

Bilateral Swaps — bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps and bilateral standardized commodity and equity index total return swaps are valued based on prices supplied by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

•	Centrally Cleared Swaps — settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

•

Options — domestic exchange-traded single name equity options contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations. Foreign exchange-traded single name equity options contracts are valued at the most recent settlement price. Options contracts on domestic indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). On the last business day of the month, the Fund will fair value the S&P 500® index options using the closing rotation values published by the CBOE. Options contracts on foreign indices are priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. OTC currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on prices obtained from broker dealers. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

•

Futures — most recent settlement price on the exchange on which the Adviser believes that, over time, they are traded most extensively. Valuations based on information from foreign markets may be subject to the Fund’s fair value policies described below.

•	Forward Foreign Currency Contracts — interpolated rates determined based on information provided by an independent pricing service.

Foreign denominated assets and liabilities are translated into U.S. dollars based upon foreign exchange rates supplied by an independent pricing service. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Valuations for securities traded in the OTC market may be based on factors such as market information, transactions for comparable securities, various relationships between securities or bid prices obtained from broker-dealers. Evaluated prices from an independent pricing service may require subjective determinations and may be different than actual market prices or prices provided by other pricing services.

Trading in some of the portfolio securities or other investments of the Fund takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of the Fund’s NAV does not take place at the same time as the prices of many of its portfolio securities or other investments are determined, and the value of the Fund’s portfolios may change on days when the Fund is not open for business and its Shares may not be purchased or redeemed.

DISTRIBUTIONS

Dividends and Distributions

The Fund generally distributes quarterly all or substantially all of its net investment income (other than capital gains) in the form of dividends. The Fund declares and pays its dividends quarterly. The Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually. The Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that the Fund’s distributions will not decrease or that the Fund will make any distributions when scheduled.

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a consistent level of cash distributions or year-to-year increases in cash distributions. All distributions will depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s RIC status, compliance with applicable regulations and such other factors as that may be relevant from time to time.

If, in and with respect to any taxable year, the Fund makes a distribution that exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), the excess distribution will be treated as a return of capital for U.S. federal income tax purposes to the extent of the Shareholder’s tax basis in its Shares, and thereafter as capital gain. A return of capital is not taxable, but in reducing a shareholders’ tax basis in its Shares, it reduces any loss or increases any gain on a subsequent taxable disposition by the Shareholder of its Shares.

If the Fund elects to issue preferred Shares and/or notes or other forms of indebtedness, its ability to make distributions to its Shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred Shares, notes or other indebtedness.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under the DRP administered by [    ]. Pursuant to the DRP, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instruction to that effect to [    ] or by calling [ ]. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the [    ] [30] days prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a Distribution, [    ], on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

[    ] will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. [    ] will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. [    ] will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, [    ] will administer the DRP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither [    ] nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.”

The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to [    ] at [    ]. Certain transactions can be performed by calling the toll free number [    ].

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Advisers will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The following is a brief description of the anticipated capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

The Fund is an unincorporated voluntary association with transferable Shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of The Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. Preferred shares may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Shareholders.

The Declaration authorizes the issuance of an unlimited number of Shares. The Shares will be issued without a par value. The Fund currently offers only Institutional Class Shares. The Fund expects to offer [Retail] Class Shares (and possibly additional share classes) in the future, subject to obtaining an exemptive order from the SEC, and may also offer additional Share classes. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses” above.

Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Shareholders.

The Fund does not intend to hold annual meetings of Shareholders. If the Fund does hold a meeting of Shareholders, Shares of the Fund entitle their holders to one vote for each Share held. Each fractional share shall be entitled to a proportionate fractional vote, except as otherwise provided by the Declaration, Bylaws, or required by applicable law.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its Shareholders. The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Shares. The following table shows the amounts of Shares of the Fund that were authorized and outstanding as of November [    ], 2018:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Institutional Class Shares	[ ]	[ ]	[ ]

As noted under “Leverage,” the Fund may add leverage to its portfolio by utilizing reverse repurchase agreements, credit default swaps, dollar rolls or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, and when issued, delayed delivery and forward commitment transactions.

Although it has no present intention to do so, the Fund may determine in the future to issue preferred shares or other senior securities to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Shares.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning Shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

Anti-Takeover and Other Provisions in the Declaration

The Declaration and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, change the composition of the Board, or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause by the Trustees or by a vote of the holders of not less than two-thirds of the outstanding Shares of the Fund. The Declaration and Bylaws do not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration and Bylaws on file with the SEC for the full text of these provisions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s Shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board and seventy-five percent (75%) of the Trustees. This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” voting Shares of the Fund in order to authorize a conversion.

PERIODIC REPURCHASE OFFERS

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Repurchase Dates

The Fund will make quarterly repurchase offers every three months. As discussed below, the date on which the repurchase price for Shares is determined will occur no later than the [14th] day after the Repurchase Request Deadline (or the next business day, if the [14th] day is not a business day).

Repurchase Request Deadline

The date by which Shareholders wishing to tender Shares for repurchase must respond to the repurchase offer typically falls approximately seven days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due.

•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).

•	The date by which the Fund will pay to Shareholders the proceeds from their Shares accepted for repurchase.

•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which Shareholders may ascertain the NAV.

•	The procedures by which Shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a Shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the [14th] day after the Repurchase Request Deadline (or the next business day, if the [14th] day is not a business day). The Fund expects to complete the Repurchase Price and distribute payment to Shareholders within seven (7) calendar days. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed above under “How Fund Shares Are Priced.” During the period an offer to repurchase is open, Shareholders may obtain the current NAV by visiting www.[    ].com or calling the Fund’s transfer agent at [    ].

Repurchase Fee

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated direct or indirect costs incurred by the Fund in connection with the repurchase of Shares, thus allocating estimated transaction costs to the Shareholder whose Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if Loomis Sayles determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs. Your financial adviser or other financial intermediary may charge service fees for handling Share repurchases. In such cases, there may be fees imposed by the intermediary on different terms (and subject to different exceptions) than those set forth above. Please consult your financial adviser or other financial intermediary for details.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its Shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be to able sell a significant amount of additional Shares so as to mitigate these effects.

In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters” below and in the SAI.

TAX MATTERS

Tax Consequences

Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state, or local tax consequences.

The Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify and be eligible each year for treatment as a “regulated investment company,” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to Shareholders.

The Fund’s investment strategy will potentially be limited by its intention to qualify and be treated as a RIC, and can limit the Fund’s ability to qualify or be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be treated as a RIC. Unless otherwise noted, the discussion below, to the extent it describes shareholder-level tax consequences, pertains solely to taxable Shareholders. The Fund is not managed with a view toward minimizing taxes imposed on such Shareholders.

Taxation of Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to Fund Shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments the Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments the Fund owned (or is deemed to have owned) for one year or less that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains over net long-term capital losses will be taxable as ordinary income. The Fund’s transactions in derivatives may cause a larger portion of distributions to be taxable to Shareholders as ordinary income than would be the case absent such transactions.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, REITs and derivatives, as well as dividends from certain foreign corporations, are generally not eligible for treatment as qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, redemption, exchange or other taxable disposition of Shares of the Fund.

Fund distributions are taxable whether Shareholders receive them in cash or reinvest them in additional Shares. In addition, Fund distributions are taxable to Shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her Shares). Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.

Dividends declared by the Fund and payable to Shareholders of record in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the dividends are declared, rather than the year in which the dividends or distributions are received.

Distributions by the Fund to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax laws will generally not be taxable, although distributions by retirement plans to their participants may be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

If the Fund were not treated as a “publicly offered” RIC under the Code, certain Fund shareholders would be deemed to receive distributions equal to their allocable shares of certain Fund expenses. See “Taxes – Dividends and Distributions” in the SAI for further information.

Sale of Fund Shares. A sale or other taxable disposition of Fund Shares is a taxable event. Fund Shareholders who offer, and are able to sell all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss. Gain or loss, if any, recognized by a shareholder on a sale or other taxable disposition of Fund Shares generally will be taxed as long-term capital gain or loss if the shareholder held the Shares for more than one year, and as short-term capital gain or loss if the shareholder held the Shares for one year or less, assuming in each case that the shareholder held the Shares as capital assets. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of Shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the Shareholder with respect to the Shares. The deductibility of capital losses is subject to limitations.

In the case of Shareholders who tender or are able to sell fewer than all of their Shares, it is possible that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such Shareholder. In addition, there is a risk that Shareholders who do not tender or sell any of their Shares for repurchase, or whose percentage interest in the Fund otherwise increases as a result of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of the increase in their proportionate ownership of the Fund. The Fund’s use of cash to repurchase Shares could adversely affect its ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund could also recognize income in connection with its sale of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether such distribution requirements are satisfied. See the SAI for further information.

Taxation of Certain Fund Investments. The Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. The Fund generally does not expect that Shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund. In addition, the Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Because the Fund may invest in foreign securities, Shareholders should consult their tax advisers about the consequences of their investments under foreign laws.

The Fund’s investments in certain debt obligations, MBS, ABS, derivatives and REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required to sell investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

The Fund may at times purchase debt instruments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, some or all of this market discount will, when recognized as income by the Fund, be included in the Fund’s ordinary income, and will be taxable to Shareholders as such when it is distributed. See the SAI for further detail.

Backup Withholding. The Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish the Fund with certain information and certifications or who is otherwise subject to backup withholding.

Please see the SAI for additional information on the U.S. federal income tax consequences of an investment in the Fund.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.

PLAN OF DISTRIBUTION

Natixis Distribution serves as the principal underwriter in the continuous public offering of the Fund’s Shares pursuant to a distribution contract (“Distribution Contract”) with the Trust, which is subject to annual approval by the Board of Trustees. The Distributor, located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Contract. The Distributor is not obligated to sell any specific amount of Shares of the Fund. Shares of the Fund are continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Shares will be offered at NAV per share calculated each regular business day. Please see “Net Asset Value” above. The Fund and the Distributor have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

The Fund’s Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Fund’s Shares and the Fund does not anticipate that a secondary market will develop for its Shares. Neither Loomis Sayles nor the Distributor intends to make a market in the Fund’s Shares.

The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended, and the 1940 Act.

The Fund and the Adviser have applied for exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the dividend of the Shares of the particular class. If granted, the Fund and/or the Adviser may be required to comply with certain regulations that would not otherwise apply. There is no guarantee that any such exemptive relief will be granted.

Institutional Class Shares

Institutional Class Shares of the Fund are offered in this prospectus. Institutional Class Shares of the Fund are generally subject to a minimum initial investment of $1,000,000 and a minimum subsequent investment of $50.

Other Payments to Financial Firms

The Distributor, on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing Institutional Class Shareholders of the Fund a continuing fee based on the value of Fund Shares held for those customers’ accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of Loomis Sayles’ own resources and is not assessed against the Fund. The Distributor may pay fees to third party broker-dealer firms for services provided by those firms. The fees vary by firm and are generally based on asset levels.

[The Distributor, on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing Retail Class Shareholders of the Fund a continuing fee based on the value of Fund Shares held for those customers’ accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of Loomis Sayles’ own resources and is not assessed against the Fund. The Distributor may pay fees to third party broker-dealer firms for services provided by those firms. The fees vary by firm and are generally based on asset levels.]

Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund Shares.

Fees are paid by the Distributor (as distributor of the Fund) on behalf of Loomis Sayles, out of Loomis Sayles’ own resources. The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular Fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund receiving certain marketing or service advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and other financial intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

How to Purchase Shares

The Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Fund will only accept investments from U.S. citizens with a U.S. address (including APO/FPO) or resident aliens with a U.S. address (including APO/FPO) and a U.S. taxpayer identification number. U.S. citizens living abroad are not allowed to purchase Shares in the Fund.

The Fund sells its Shares at the NAV next determined for the monthly purchase date. The Fund generally must receive your properly completed order [ ] days prior to the monthly purchase date.

All purchases made by check should be in U.S. dollars and made payable to [ ]. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The Fund may periodically close to new purchases of Shares or refuse any order to buy Shares if the Fund determines that doing so would be in the best interests of the Fund and its Shareholders.

The Fund accepts initial and additional purchases of Shares as of the [ ] business day of each calendar month. Investors must submit a completed account application form five business days before the applicable purchase date. All purchases are subject to the receipt of available funds [        ]

business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds as of the applicable purchase date). An investor who misses one or both of these deadlines will have the effectiveness of their investment in the Fund delayed until the following month.

The Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your Shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

You can buy Shares of the Fund in several ways:

The Fund may engage financial intermediaries to receive purchase and sell orders on their behalf. Accounts established directly with the Fund will be serviced by the Fund’s transfer agent. The Fund, the Fund’s transfer agent and the Distributor do not provide investment advice.

Through a financial adviser (certain restrictions may apply). Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for these services.

Through a broker-dealer (certain restrictions may apply). You may purchase Shares of the Fund through a broker-dealer that has been approved by the Distributor. Your broker-dealer may charge you a fee for effecting such transactions.

Directly from the Fund. Purchase orders must be received by the Transfer Agent in proper form [ ] days prior to the monthly purchase date.

By mail. You can buy Shares of the Fund by submitting a completed application form, which is available online at www.[    ].com or by calling Loomis Sayles Funds at [             ] along with a check payable to for the amount of your purchase to:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box [ ] Kansas City, MO [ ]	Loomis Sayles Funds [ ] Kansas City, MO [ ]

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application on to the Transfer Agent. Upon receipt of the completed account application in good order, the Transfer Agent will establish an account. The account number assigned will be required as part of the instructions provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Transfer Agent at [ ] for wiring instructions. Any commercial bank can transfer same-day funds via wire. Your bank may charge you a fee for wiring same-day funds. You may be asked to provide written instructions or complete a Subscription Request Form by calling the Transfer Agent at [ ] or online at www.[    ].com. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)

Credit: [                    ]

Account #: (number provided by calling toll-free number above)

Further Credit:

Name of Fund

(Shareholder registration on)

(Shareholder account number)

Purchase Terms

The minimum initial investment may be modified for certain financial firms that submit order on behalf of their customers. The Fund or the distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.

STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

•	If you are selling more than [$ ] and you are requesting the proceeds by check (this does not apply to IRA transfer of assets to new custodian).

•	If you are requesting that the proceeds check (of any amount) be made out to someone other than the registered owner(s) or sent to an address other than the address of record.

•	If the account registration or bank account information has changed within the past 30 days.

•	If you are instructing us to send the proceeds by check, wire or ACH to a bank not already active on the fund account.

The Fund will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. The surety amount of the STAMP2000 medallion imprint must meet or exceed the amount on the request. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.

CUSTODIANS AND TRANSFER AGENT

The primary custodian of the assets of the Fund is [    ]. [    ] principal business address is [    ]. The primary custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund.

[    ] serves as a custodian of the Fund for the purpose of processing investor subscriptions and repurchases. [    ] principal business address is [    ].

[    ] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan. [    ]’s principal business address is [    ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[     ], [     ] serves as the independent registered public accounting firm for the Fund. [    ] provides tax assistance and consultation in connection with review of SEC and IRS filings.

PRIOR RELATED PERFORMANCE OF THE ADVISER

The Fund has no operating history. Loomis Sayles, using the same personnel as those who will manage the Fund, currently manages several discretionary accounts with a high yield securitized strategy (the “HY Securitized Strategy”) that is substantially similar to the Fund’s investment strategy.

The following table sets forth investment performance information for all discretionary accounts managed by Loomis Sayles using the HY Securitized Strategy (the “Composite”). The Composite includes accounts with assets of at least $25 million managed by Loomis Sayles that have investment objectives, policies and strategies substantially similar to those of the Fund.

There are certain differences between the investment policies and strategies of the Fund and those of the accounts in the Composite. The Fund is not subject to limitations on illiquid investments, and therefore may hold a greater percentage of its assets in illiquid investments than may the accounts in the Composite. Similarly, the Fund is not subject to limitations on the average credit quality or minimum credit rating of its investments, and therefore may hold a greater percentage of its assets in investments that are unrated or rated below investment grade than the Composite.

These differences may become substantial over time. At its inception, the Fund will hold securities and maintain target allocations that closely mirror those of the accounts in the Composite. As the Fund grows in size, however, it will eventually take on greater exposure to less liquid, lower rated privately sourced opportunities relative to the accounts in the Composite. These differences will cause the Fund’s performance to diverge from the performance of the Composite over time.

The Composite data is provided to illustrate the past performance of substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The Composite is separate and distinct from the Fund. THE PERFORMANCE OF THE COMPOSITE IS NOT INTENDED AS A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND SHOULD NOT BE CONSIDERED A PREDICTION OF THE FUTURE PERFORMANCE OF THE FUND OR OF LOOMIS SAYLES.

The Composite’s returns were calculated on a total return basis, and assume the reinvestment of dividends, capital gains and other earnings. All returns are net of trading costs, without provision for U.S. federal or state income taxes. “Net of Fees” figures also reflect the deduction of advisory fees.

The accounts that are included in the Composite are not subject to the investment limitations and tax restrictions imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. The performance results for the Composite may have been less favorable had the underlying accounts been regulated as an investment company under the federal securities laws. In addition, the expenses used in the Composite are lower than those of the Fund. Accordingly, the performance results for the Composite “Net of Fees” would have been less favorable had the underlying accounts been subject to the same expenses as the Fund.

The returns set forth below may not be representative of the results that may be achieved by the Fund in the future, in part because the past results are not necessarily indicative of future results. In addition, the results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions, market conditions and other factors. The effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The table below shows the annual total returns for the Composite and a broad-based securities market index for periods ended [    ].

Average Annual Total Returns (for the periods ended December 31, 2017)	Past 1 Year		Past 3 Years		Since Inception (2/1/12)
Composite (Net of Fees)	[	]%	[	]%	[	]%
Composite (Gross of Fees)	[	]%	[	]%	[	]%
ICE Bank of America Merrill Lynch US Asset Backed Securities & Commercial Mortgage Backed Securities Index	[	]%	[	]%	[	]%

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

If you would like more information about the Fund, the following documents are available free upon request:

ANNUAL AND SEMIANNUAL REPORTS

Provide additional information about the Fund’s investments. The report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this prospectus by reference.

To order a free copy of the Fund’s annual or semiannual reports or its SAI, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at [    ]. The Fund’s annual and semiannual reports and SAI when available can be found free of charge on the Fund’s website at www.[    ].com.

Information about the Fund, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund’s reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Important Notice Regarding Delivery of Shareholder Documents:

In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling [    ]. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

Loomis Sayles Alternative Asset Based Solutions Income Fund

Common Shares

Prospectus

File No.[ ]	[ ]-[ ]

STATEMENT OF ADDITIONAL INFORMATION

[             ], 2018

LOOMIS SAYLES ALTERNATIVE ASSET BASED SOLUTIONS INCOME FUND

Institutional Class ([             ])

Loomis Sayles Alternative Asset Based Solutions Income Fund (the “Fund”) is a non-diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund commenced operations on [             ], 2018. The Fund currently offers only Institutional Class shares. The Fund expects to offer [Retail] Class shares (and possibly additional share classes) in the future, subject to obtaining an exemptive order from the Securities and Exchange Commission (the “SEC”).

This Statement of Additional Information (the “Statement”) contains information which may be useful to investors but which is not included in the Prospectus of the Fund. This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Fund’s Prospectus dated [     ], 2018, as may be revised and supplemented from time to time (collectively, the “Prospectus”). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from [Loomis Sayles Funds], [             ], by calling [Loomis Sayles Funds] at [             ] or by visiting the Fund’s website at [             ].

The Fund’s financial statements and accompanying notes that will appear in the Fund’s annual reports, when available, will be incorporated by reference into this Statement. The Fund’s annual and semiannual reports will contain additional performance information and will be available upon request and without charge by calling [Loomis Sayles Funds] at [             ] or by visiting the Fund’s website at [             ].

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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INVESTMENT OBJECTIVE AND POLICIES

As discussed in the Prospectus, the Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified closed-end management investment company that continuously offers its shares and is operated as an “Interval Fund.” The Fund currently offers only Institutional Class shares. The Fund expects to offer [Retail] Class shares (and possibly additional share classes) in the future, subject to obtaining an exemptive order from the SEC. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated October 26, 2018 and commenced operations on [    ], 2018.

The Prospectus discusses the Fund’s investment objective and the principal investment strategies it uses to achieve its objective and the principal investment risks associated with those strategies. Additional information about the risks related to the Fund are described below.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Restrictions” in this Statement or under applicable law, the Fund may engage in each of the strategies and invest in securities and instruments in addition to those listed below. The Fund is not required to engage in a particular transaction or invest in any security or instrument, even if to do so might benefit the Fund. Loomis Sayles may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The Prospectus and/or this Statement will be updated if the Fund begins to engage in investment practices that are not described in the Prospectus or this Statement.

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of an adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved, significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of an adviser, which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offer or proposal as well as the dynamics of the business climate when the offer or proposal is in process.

Cybersecurity, Operational and Technology Risk

The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders. These risks include theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly sensitive information relating to the Fund and its shareholders; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Power outages, natural disasters, equipment malfunctions and processing errors that threaten these systems, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Cybersecurity and

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other operational and technology issues may result in, among other things, financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders or to engage in portfolio transactions; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the investment adviser, any sub-advisers, administrator, transfer agent, and custodian), financial intermediaries, companies in which the Fund invests and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by cybersecurity and other operational and technology risks, resulting in losses to the Fund or its shareholders. Furthermore, as a result of breaches in cybersecurity or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund’s service providers have developed processes, risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity and other operational and technology issues. However, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cybersecurity defenses and operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The Fund and its shareholders could be negatively impacted as a result.

Depositary Receipts

The Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk. European Depositary Receipts and Global Depositary Receipts are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Fund may invest in depositary receipts, changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Derivatives

The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions”. The adviser may decide not to employ one or more of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, structured notes, zero-strike warrants and options, swap agreements (including interest rate and credit default swaps) and debt-linked and equity-linked securities.

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Transactions in certain derivatives are subject to clearance on a clearing house, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. In addition, the U.S. government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. The European Union (and some other countries) are implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes could, among other things, restrict the Fund’s ability to engage in derivatives transactions (including because certain types of derivatives transactions may no longer be available to the Fund) and/or increase the costs of such derivatives transactions (including through increased margin requirements), and the Fund may be unable to execute its investment strategy as a result.

Additionally, the new requirements may result in increased uncertainty about credit/counterparty risk, and they may also limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Derivatives involve special risks, including credit/counterparty risk, illiquidity, difficulties in valuation, leverage risk and to the extent the adviser’s view as to certain market movements is incorrect the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See the subsection “Certain Additional Risks of Derivative Instruments” below for additional information about the risks relating to derivative instruments.

Several types of derivative instruments in which the Fund may invest, risks associated with derivative instruments, and management techniques the Fund may use to invest in derivative instruments are described in more detail below. However, the Fund is not limited to investments in these instruments or these management techniques and may decide not to employ any or all of these strategies.

DERIVATIVE INSTRUMENTS

Contracts for Differences

The Fund may enter into contracts for differences. “Contracts for differences” are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, a Fund’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, a Fund’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. The Fund may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. The Fund may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

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Credit Default Swaps

The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

The Fund may be either the protection buyer or protection seller in a credit default swap. If the Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, the Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by the Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, the Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, and credit/counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Exchange-Traded and Over-the-Counter Options

The Fund may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, the Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Forward Contracts

The Fund may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in the Fund’s investment portfolio. Forward contracts may also be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Forward contracts are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets negotiating each transaction on an individual basis. Trading in forward contracts is generally unregulated. There is no limitation on the daily price movements of forward contracts. Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. Disruptions can occur in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward trading, to the possible detriment of the Fund. Forward contracts are subject to many of the same risks as options, warrants and futures contracts described above. As described in the section “Foreign Currency Transactions” above, forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and credit/counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Additionally, in its forward trading, the Fund is subject to the risk of the bankruptcy of, or the inability or refusal to perform with respect to its forward contracts by, the principals with which the Fund trades. Funds on deposit with such principals are generally not protected by the same segregation requirements imposed on the CFTC regulated commodity brokers in respect of customer funds on deposit with them. The Fund may place forward trades through agents, so that the insolvency or bankruptcy of such agents could also subject the Fund to the risk of loss.

Futures Contracts

Futures transactions involve the Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future

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date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500 Index.

When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality liquid securities (such as U.S. Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Should the value of the assets in the margin account drop below the minimum amount required to be maintained, or “maintenance margin,” the Fund will be required to deposit additional assets to the account.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract.

Futures contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific intention of influencing such prices. The effect of such intervention is often heightened by a group of governments acting in concert.

Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. The inability to liquidate futures positions creates the possibility of the Fund being unable to control its losses. If the Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors and the terms of any loan agreements may contain provisions that limit certain activities of the Fund. The Fund may also be unable to utilize all cash available to it if certain margin requirements cannot be netted across exchanges, or alternatively if financing is unavailable. Physical delivery of commodities can result in temporary illiquidity and the Fund may incur additional charges associated with the holding and safekeeping of any such commodities.

A Fund that invests in futures contracts may be subject to risks related to rolling. When investing in futures contracts, the Fund will generally seek to “roll” its futures positions rather than hold them through expiration. In some circumstances, the prices of futures contracts with near-term expirations are lower than the prices of similar futures contracts with longer-term expirations, resulting in a cost to “roll” the futures contracts. The actual realization of a potential roll cost will depend on the difference in prices of futures contracts with near- and longer-term expirations, and the rolling of futures positions may result in losses to the Fund.

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Index Futures Contracts

In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Interest Rate Caps, Floors and Collars

The Fund may use interest rate caps, floors and collars for the same purposes or similar purposes for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Investment Pools of Swap Contracts

The Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of swap contracts and related underlying securities or securities loan agreements whose performance corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” in the Prospectus. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as the Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are deemed liquid under the Fund’s policies, subject to the Fund’s restriction on investments in illiquid securities.

Loan Based Derivatives

The Fund may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a

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counterparty). While investing in these types of derivatives will increase the universe of debt securities to which the Fund is exposed, such investments entail additional risks, such as those discussed below, that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivatives transactions.

Options

Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” (seller) and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder (writer) of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling (buying) an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed. As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner similar to the use of options on index futures.

Options on Indices

The Fund may transact in options on indices (“index options”). Put and call index options are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes an index call option, it receives a premium and undertakes the obligation that, prior to the expiration date (or upon the expiration date for European-style options), the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the exercise settlement value of the relevant index is greater than the exercise price of the call. The manner of determining the “exercise settlement value” for a particular option series is fixed by the options market on which the series is traded. S&P 500® Index options, for example, have a settlement value that is calculated using the opening sales price in the primary market of each component security on the last business day (usually a Friday) before the expiration date. The amount of cash is equal to the difference between the exercise settlement value of the index and the exercise price of the call times a specified multiple (“multiplier”). When the Fund buys an index call option, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys an index put option, it pays a premium and has the right, prior to the expiration date (or, upon the expiration date for European-style options), to collect, upon the Fund’s exercise of the put, an amount of cash equal to the difference between the exercise price of the option and the exercise settlement value of the index, times a multiplier, similar to that described above for calls, if the exercise settlement value is less than the exercise price. When the Fund writes an index put option, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the exercise settlement value of the index and exercise price times the multiplier if the closing level is less than the exercise price.

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Other Derivatives; Future Developments

The above discussion relates to the Fund’s proposed use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

Swap Transactions

The Fund may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, the Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that the Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, (i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate), in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. The Fund’s successful use of swap agreements will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Credit/counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit/counterparty risk of its original counterparty to the derivative transaction. Credit/counterparty risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They also impose regulatory requirements on the timing of transferring margin. They also effectively require changes to typical derivatives margin documentation. Variation margin requirements became effective in 2017 and initial margin requirements are expected to become effective by 2020.

The Fund may also enter into swaptions. The Fund may engage in swaptions for hedging purposes or to manage and mitigate credit and interest rate risk. The Fund may write (sell) and purchase put and call swaptions. The use of swaptions involves risks, including, among others, (i) imperfect correlation between movements of the price of the swaptions and the price of the securities, indices or other assets serving as reference instruments for the swaptions, reducing the effectiveness of the instrument for hedging or investment purposes, (ii) the absence of a liquid market to sell a swaptions, which could result in difficulty closing a position, (iii) the exacerbation of losses incurred due to changes in the market value of the securities to which they relate, and (iv) credit/counterparty risk.

Warrants and Rights

The Fund may invest in warrants and rights. The Fund may purchase these instruments or may receive them in connection with another investment (for example, as a distribution). A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of an equivalent amount in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a

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privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

The Fund may invest in low exercise price call warrants, which are equity call warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue. Low exercise price call warrants are typically used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set such that the value of the warrants will be identical to the price of the underlying stock. The value of the warrants is correlated with the value of the underlying stock price and therefore, the risk and return profile of the warrants is similar to owning the underlying securities. In addition, the owner of the warrant is subject to the risk that the issuer of the warrant (i.e., the counterparty) will default on its obligations under the warrant. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will generally be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. Low exercise price call warrants are typically sold in private placement transactions, may be illiquid and may be classified as derivative instruments.

MANAGEMENT OF DERIVATIVE INSTRUMENTS

Asset Segregation and Coverage

The Fund will segregate with its custodian or otherwise designate on its records liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts and similar transactions, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or designated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate amounts in addition to the amounts described above. In certain circumstances, the Fund may enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price). Although the Fund’s adviser will attempt to ensure that the Fund has sufficient liquid assets to cover its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

CFTC Regulation

As of the date of this Statement, the Adviser to the Fund has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC with respect to its operation of the Fund. Accordingly, the adviser (with respect to the Fund) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that the Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the adviser may be required to register as a CPO and/or “commodity trading adviser” with the CFTC with respect to that Fund. The adviser’s eligibility to claim the exclusion with respect to the Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. The Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the adviser’s intention to operate the Fund in a manner that would permit the adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the adviser becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a CPO with respect to the Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Speculative Positions Limits

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The U.S. Commodity Futures Trading Commission (“CFTC”) and domestic exchanges have established speculative position limits (“position limits”) on the maximum speculative position which any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

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Swap Execution Facilities (“SEFs”)

Certain derivatives contracts are required to be executed through SEFs. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade. Similar “trade execution” regulations are being implemented in the European Union.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS

Additional Risk Factors in Cleared Derivatives Transactions

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at its clearing member. In a cleared derivatives transaction, the Fund will make payments (including margin payments) to and receive payments from a clearing house through accounts at its clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, centrally cleared derivative arrangements are less favorable to the Fund than bilateral arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that Loomis Sayles expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing member generally provides that the clearing member will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and the clearing member is developed by the clearing member and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

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Some types of cleared derivatives are required to be executed on an exchange or on a SEF. A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared derivatives on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. See the subsection “Swap Execution Facilities” above for additional information.

Certain Additional Risks of Derivative Instruments

As described in the Prospectus, the Fund intend to use derivative instruments, including several of the instruments described above, as part of their investment practices as well as for risk management purposes. Although the adviser may seek to use these transactions to achieve the Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. Any or all of these investment techniques may be used at any time. The ability of the Fund to utilize these derivative instruments successfully will depend on the adviser’s ability to predict pertinent market movements, which cannot be assured. Furthermore, the Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s NAV. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Use of derivatives for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. A short exposure through a derivative may present additional risks. If the value of the asset, asset class or index on which the Fund has obtained a short exposure increases, the Fund will incur a loss. Moreover, the potential loss from a short exposure is theoretically unlimited.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly. If the adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. If the adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. To the extent that the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of other securities, changes in the value of those other securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

The use of derivative instruments, including, but not limited to, the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectus. Although an adviser may seek to use these transactions to achieve the Fund’s investment goals, no assurance can be given that the use of these transactions will achieve this result. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. The Fund’s derivative strategies

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will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell futures contracts in a smaller dollar amount than the hedged securities if the volatility of the price of hedged securities is historically less than that of the futures contracts. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivatives transactions (e.g., short positions in which the Fund does not hold the instrument to which the short position relates), the potential risk of loss to the Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivatives transactions also may be distorted by the illiquidity of the derivatives markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in derivatives because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, derivatives market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges that limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by the Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of the Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. For example, when the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited.

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The successful use of derivatives will depend in part on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, the Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. Furthermore, the Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s NAV. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent the Fund is not able to close out a leveraged position because of market illiquidity, its liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

In the case of OTC options, the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The derivatives markets of some foreign countries are small compared to those of the United States and may be characterized in some cases by less liquidity than U.S. markets. In addition, derivatives that are traded on foreign exchanges may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, may be subject to less detailed reporting requirements and regulatory controls, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. Furthermore, investments in derivatives markets outside of the U.S. are subject to many of the same risks as other foreign investments.

Credit/Counterparty Risk

The Fund will be exposed to the credit/counterparty risk of the counterparties with which, or the brokers, dealers and exchanges through which, they deal, whether they engage in exchange traded or off-exchange transactions. Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. There can be no assurance that a failure by any such entity will not lead to a loss to the Fund. To the extent the Fund engages in cleared derivatives transactions, it will be subject to the credit/counterparty risk of the clearing house and the clearing member through which it holds its cleared position. If the Fund engages in cleared futures transactions, it will also be exposed to the credit/counterparty risk of its futures commission merchant, (“FCM”). If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearing house fully discharges all of its obligations. The Commodity Exchange Act (the “CEA”) requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). It is possible that the Fund would be unable to recover from the FCM’s estate the full amount of its funds on deposit with such FCM and owing to the Fund. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearing house, the Fund might experience a loss of funds deposited through its FCM as margin with the clearing house, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearing house.

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The Fund may also engage in bilateral derivatives transactions, which are not centrally cleared. Because bilateral derivative and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

As described above, in the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit the Fund from exercising termination rights based on the financial institution’s insolvency.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Advisor believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Risk of Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement their investment strategies. In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act has and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. Similar regulations are being adopted in other jurisdictions around the world.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing

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requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

In addition, the SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, and timing of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are generally unsecured debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (the “NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, adjusted to reflect the performance of the relevant benchmark or strategy factor(s). ETNs generally do not make periodic coupon payments or provide principal protection. ETNs are subject to credit/counterparty risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, notwithstanding the performance of the underlying market benchmark or strategy. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

The market price and return of the ETN may not correspond with that of the underlying benchmark or strategy. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities or other components underlying the market benchmark or strategy that the ETN seeks to track. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

The returns of some ETNs may be leveraged. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. ETNs can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at an advantageous price. ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. The tax treatment of income and gains from ETNs is not settled. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid a fund-level tax.

Inflation-Linked and Inflation-Indexed Securities

The Fund may invest in inflation-linked or -indexed securities. Inflation-linked and -indexed securities are fixed-income securities whose principal value is adjusted periodically according to the rate of inflation. These securities generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate. The Fund may invest in inflation-linked and -indexed securities issued by the Japanese government.

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Although inflation-linked and -indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked and -indexed securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked and -indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked and -indexed securities. If inflation is lower than expected during a period in which the Fund holds inflation-linked or -indexed securities, the Fund may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked and -indexed securities may not be protected to the extent the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked or -indexed security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and -indexed securities issued by the Japanese government will be subject to the risks described in the section “Foreign Securities” in the Prospectus. Inflation-linked and -indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” in the Prospectus for additional information) but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

The Fund’s investments in inflation-linked and -indexed securities can cause the Fund to accrue income for U.S. federal income tax purposes without a corresponding receipt of cash; the Fund may be required to dispose of portfolio securities (including when not otherwise advantageous to do so) in order to obtain sufficient cash to meet its distribution requirements for eligibility to be treated as a RIC under the Code.

Municipal Obligations

The Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund expects to be eligible to pay “exempt-interest dividends.” See the section “Taxes” below. Any other Fund’s distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are revenue bonds that are issued by municipalities and other public authorities to finance development of industrial or other facilities for use by private enterprise. The private enterprise (and/or any guarantor) pays the principal and interest on the bond; the user does not pledge its faith, credit and taxing power for repayment. The credit and quality of private activity bonds are usually tied to the credit of the corporate user of the facilities. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Other types of municipal securities include short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. An issuer’s obligations

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under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Some longer-term municipal bonds allow an investor to “put” or sell the security at a specified time and price to the issuer or other “put provider.” If a put provider fails to honor its commitment to purchase the security, the Fund may have to treat the security’s final maturity as its effective maturity, potentially increasing the volatility of the Fund.

The Fund may invest in municipal lease obligations. Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits or public sale requirements. Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

A fund that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of its adviser. Recent events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying municipal bonds. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. Reduced liquidity in the secondary market for municipal bonds may have an adverse impact on the market price of such bonds and on the Fund’s ability to sell such bonds in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Local and national market forces–such as declines in real estate prices and general business activity–may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of municipal bonds to repay their obligations. Certain issuers of municipal bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of municipal bonds to pay existing obligations. The recent economic downturn and budgetary constraints have made municipal bonds more susceptible to downgrade, default and bankruptcy. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. In addition, difficulties in the municipal bond markets could result in increased liquidity risk, volatility risk and credit/counterparty risk, and a decrease in the number of municipal bond investment opportunities. The perceived increased likelihood of default among issuers of municipal bonds has resulted in reduced liquidity, increased price volatility and credit downgrades of issuers of municipal bonds. Adverse developments in the municipal bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in municipal bonds.

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The value of municipal bonds may also be affected by uncertainties involving the taxation of municipal bonds or the rights of municipal bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds are introduced before Congress from time to time. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. These legal uncertainties could affect the municipal bond market as a whole, certain specific sectors of the market, or the credit rating of particular securities.

Privatizations

The Fund may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Fund, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Securities Lending

The Fund may lend its portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. If the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. These fees or interest are income to the Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. The Fund will continue to benefit from interest or dividends on the securities loaned (although the payment characteristics may change) and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, the Fund may seek to recall the securities so that the securities may be voted by the Fund, although the adviser may not know of such event in time to recall the securities or may be unable to recall the securities in time to vote them. The Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board and are subject to Board oversight. The Fund pays various fees in connection with such loans, including fees to the party arranging the loans, shipping fees and custodian and placement fees approved by the Board or persons acting pursuant to the direction of the Board.

Securities loans must be fully collateralized at all times, but involve some credit/counterparty risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan generally are at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. The Fund does not have any securities lending activity during their most recently completed fiscal year.

Short Sales

The Fund may enter into short sales of securities. To sell a security short, the Fund must borrow that security from a lender, such as a prime broker, and deliver it to the short sale counterparty. If the Fund is unable to borrow the security it wishes to sell short at an advantageous time or price, the Fund’s ability to pursue its short sale strategy may be adversely affected. When closing out a short position, the Fund will have to purchase the security it originally sold short. The Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; the Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes the Fund to potentially unlimited losses if it does not hold the security sold short.

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While short sales can be used to further the Fund’s investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. Under adverse market conditions, the Fund may have difficulty purchasing the securities required to meet its short sale delivery obligations, and may have to sell portfolio securities at a disadvantageous time or price to raise the funds necessary to meet its short sale obligations. If a request to return the borrowed securities occurs at a time when other short sellers of those same securities are receiving similar requests, a “short squeeze” can occur, and the Fund may be forced to replace the borrowed securities with purchases on the open market at a disadvantageous time, potentially at a cost that significantly exceeds the original short sale proceeds originally received in selling the securities short. It is possible that the value of the Fund’s long positions will decrease at the same time that the value of its short positions increases, which could increase losses to the Fund.

The Fund intends to cover its short sale transactions either by segregating or earmarking liquid assets, such that the segregated/earmarked amount, combined with any amount deposited with a broker as margin, equals the current market value of the securities underlying the short sale or by purchasing the securities underlying the short sale transaction or call options on those securities with a strike price no higher than the price at which the security was sold. Ordinarily, the Fund will incur a fee or pay a premium to borrow securities, may also be required to pay interest and other charges, and will have to repay the lender any dividends or interest that accrue on the security while the loan is outstanding. The amount of the premium, dividends, interest and other expenses the Fund pays in connection with the short sale will decrease the amount of any gain from a short sale and increase the amount of any loss.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which the Fund is able to enter into short sales. There is no limitation on the amount of the Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

“Stripped” Securities

The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Tax-Exempt Securities

The Fund may invest in tax-exempt securities (“Tax-Exempt Securities”), which are debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses or obtaining funds to lend to public or private institutions for the

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construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income taxation. The Fund does not expect to qualify to pass through to shareholders the tax-exempt character of interest paid on Tax-Exempt Securities.

A fund that invests in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A for a description of securities ratings).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the Tax-Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but the Fund’s adviser will consider such an event as part of its normal, ongoing review of all of the Fund’s portfolio securities. The Fund does not currently intend to invest in so-called “moral obligation” bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by the Fund.

Securities in which the Fund may invest, including Tax-Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund’s Tax-Exempt Securities in the same manner.

24

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax-exemption for interest on debt obligations issued by states and their political subdivisions. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Fund and the value of the Fund’s portfolio could be materially affected, in which event such the Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

Trust Preferred Securities

The Fund may also purchase trust preferred securities, which have characteristics of both subordinated debt and preferred stock. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of a corporate parent. These securities generally have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions that afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities often have the right to defer interest payments for a period of time.

Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act or otherwise subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. If the parent company defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities.

When-Issued Securities

To reduce the risk of changes in interest rates and securities prices, the Fund may purchase securities on a forward commitment or when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward commitment basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

25

The Fund may not:

*(1)

Purchase any security if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, securities (including mortgage-related and other asset-backed securities) that are issued or guaranteed by the U.S. government, its agencies or instrumentalities do not represent investments in any industry or group of industries. For purposes of this restriction, the Fund will associate, to the extent practicable, each privately issued mortgage-related and other asset-backed security held by the Fund with a particular “industry” associated with the type(s) of assets that collateralize the asset-backed security, as determined by Loomis Sayles.

*(2)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

The Fund may:

*(3)	Make short sales of securities, maintain short positions and purchase securities on margin to the maximum extent permitted by applicable law.

*†(4)	Borrow money to the maximum extent permitted by applicable law.

*(5)	Make loans to the maximum extent permitted by applicable law.

*(6)

Purchase and sell real estate to the maximum extent permitted by applicable law, including by purchasing securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and by acquiring and disposing of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Purchase and sell commodities to the maximum extent permitted by applicable law.

*(8)	Issue senior securities to the maximum extent permitted by applicable law.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

General Notes on Investment Restrictions

In addition to temporary borrowing, the Fund may borrow money provided that immediately after any such borrowing there is an asset coverage of at least 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock) for all borrowings by the Fund. With respect to restrictions on borrowing, the 1940 Act limits a fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” The Fund may also borrow money or engage in economically similar transactions if those transactions do no constitute “senior securities” under the 1940 Act.

Where applicable, the foregoing investment restrictions shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered.

For purposes of the foregoing restrictions, consistent with the position of the SEC, the Fund does not consider a swap or other derivative contract on one or more commodities, securities, indices, currencies or interest rates to be a commodity or commodity contract, nor, consistent with the position of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

26

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. High portfolio turnover also may give rise to additional taxable income for the Fund’s shareholders, including through the realization of short term capital gains which are typically taxed to shareholders at ordinary income tax rates, and therefore can result in higher taxes for shareholders that hold their shares in taxable accounts. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic, market and other conditions.

MANAGEMENT OF THE FUND

[To Be Updated By Amendment]

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

Trustees and Officers

The table below provides certain information regarding the Trustees and officers of the Fund. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term “Interested Trustee” means those Trustees who are “interested persons” of the Fund and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

The following table provides information about the members of the Board of Trustees of the Fund (the “Board”) including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as such. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199.

27

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES

INTERESTED TRUSTEES
David L. Giunta[3] (1965)	President and Chief Executive Officer	Since 2018	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.	52	None

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]

The Trustees of the Fund serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), Natixix ETF Trust and Loomis Sayles Alternative Asset Based Solutions Income Fund (collectively, the “Fund Complex”).

[2]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
OFFICERS OF THE FUND
Russell L. Kane (1969)	Secretary and Chief Legal Officer	Since 2018	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P
Michael C. Kardok (1959)	Treasurer and Principal Accounting Officer	Since 2018	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.
Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P

[1]

Each officer of the Fund serves for an indefinite term in accordance with the Fund’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted if not materially different from an officer’s current position with such entity.

28

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board of Trustees is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of [             ] Trustees, [             ] of whom are Independent Trustees. The Trustees have delegated significant oversight authority to the three standing committees of the Fund, the Audit Committee, the Contract Review Committee and the Governance Committee, all of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board of Trustees for consideration. In addition to the oversight performed by the committees and the Board of Trustees, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Governance Committee reviews the Board’s governance practices and procedures and recommends appropriate changes to the full Board. The Board of Trustees believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the Trustees and between the Board and Fund management.

The Contract Review Committee of the Fund consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to advisory and distribution arrangements and potential conflicts of interest between the Fund’s Adviser and the Fund. During the fiscal year ended [             ], this committee held [             ] meetings.

The Governance Committee of the Fund consists solely of Trustees who are not employees, officers or directors of Natixis Advisors, the Distributor or their affiliates and considers matters relating to candidates for membership on the Board and Trustee compensation. The Governance Committee makes nominations for Independent Trustee membership on the Board when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board, c/o Secretary of the Fund, Natixis Advisors, L.P., 888 Boylston Street, Suite 800, Boston, MA 02199. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the name of the Fund, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for Trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the Trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications. During the fiscal year ended [             ], this committee held [             ] meetings.

29

The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. The Governance Committee, however, believes that the Board as a whole should reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, education, financial expertise, gender, ethnicity, age and other individual qualities and attributes, such considerations will vary based on the Board’s existing composition. The Governance Committee conducts an annual self-assessment and will consider the effectiveness of its diversity policy as part of this process.

When identifying an individual to potentially fill a vacancy on the Fund’s Board, the Governance Committee may seek referrals from a variety of sources, including current Trustees, management of the Fund, Fund counsel, and counsel to the Trustees, as well as shareholders of the Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Governance Committee may consider a variety of factors, including (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s educational and professional accomplishments; (iii) the nominee’s demonstrated business acumen, including, but not limited to, knowledge of the fund industry and/or any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iv) the nominee’s ability to exercise sound judgment in matters related to the objectives of the Fund; (v) the nominee’s willingness to contribute positively to the decision-making process of the Board and to bring an independent point of view; (vi) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Trustee; (vii) the nominee’s ability to understand the sometimes conflicting interests of various constituencies of the Fund and to act in the interests of all shareholders; (viii) the absence of conflicts of interests that would impair his or her ability to represent all shareholders and to fulfill director fiduciary responsibilities; (ix) the nominee’s ability to be collegial and compatible with current members of the Board and management of the Fund; (x) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (xi) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (xii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Fund consists solely of Independent Trustees and considers matters relating to the scope and results of the Fund’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by the Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of the Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended [             ], this Committee held [             ] meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review Committee	Governance Committee

As chairperson of the Board of Trustees, [             ] is an ex officio member of all Committees.

Board’s Role in Risk Oversight of the Fund

The Board’s role is one of oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Board seeks to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the Trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Fund, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one

30

of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the Trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Fund’s compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Fund’s service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes her review and assessment of the adequacy of the compliance programs of the Fund and its service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of the date of this Statement, the Fund had not yet publicly offered its shares and therefore the Trustees did not own shares of any Fund.

As of December 31, 2017, the Trustees had the following ownership in the funds in the Fund Complex:

Independent Trustees

Name of Trustee	Dollar Range of Fund Shares[1]	Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]

[1]	A. None

B. $1—$10,000                                 D. $50,001—$100,000

C. $10,001—$50,000                        E. over $100,000

[2]	Amounts include economic value of notional investments held through the deferred compensation plan.

Interested Trustees

Name of Trustee	Dollar Range of Fund Shares[1]	Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee
[ ]
[ ]
[ ]

[1]	A. None

B. $1—$10,000                                 D. $50,001—$100,000

C. $10,001—$50,000                        E. over $100,000

31

Trustee Fees

The Fund pays no compensation to its officers or to Trustees who are employees, officers or directors of Natixis Advisors, the Distributor or their affiliates.

The Chairperson of the Board receives a retainer fee at the annual rate of [             ]. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of [             ]. Each Trustee who is not an employee, officer or director of Natixis Advisors, the Distributor or their affiliates also receives a meeting attendance fee of [             ] for each meeting of the Board of Trustees that he or she attends in person and [             ] for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the Chairperson of the Audit Committee and the Contract Review Committee receive an additional retainer fee at an annual rate of [             ]. The Chairperson of the Governance Committee receives an additional retainer fee at an annual rate of [             ]. Each Contract Review Committee and Audit Committee member is compensated [             ] for each committee meeting that he or she attends in person and [             ] for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund portfolio. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

During the fiscal year ended [             ], the Trustees of the Fund received the amounts set forth in the following table for serving as a trustee of the Fund and for also serving as Trustees of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles I, Loomis Sayles Funds II, Gateway Trust and Natixis ETF Trust. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended [             ]

Name of Person, Position	Aggregate Compensation from Trust[1]			Pension or Retirement Benefits Accrued as Part of Trust Expenses			Estimated Annual Benefits Upon Retirement			Total Compensation From the Fund Complex[2] Paid to Trustee
Independent Trustees
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]
Interested Trustees
	$	[	]	$	[	]	$	[	]	$	[	]
	$	[	]	$	[	]	$	[	]	$	[	]

[1]

Amounts include payments deferred by Trustees for the fiscal year ended [     ], with respect to the Fund. The total amount of deferred compensation accrued for the Fund as of [             ] for the Trustees is as follows: $[     ], $[    ], $[     ]; $[     ], $[     ], $[     ] and $[     ].

[2]	Total Compensation represents amounts paid during the fiscal year ended [ ] to a Trustee for serving on the board of trustees of ( ) trusts with a total of [ ] funds as of [ ].

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust do not provide pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Fund on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in the Fund selected by the Trustee on the normal payment date for such fees.

32

Management Ownership

As of the date of this Statement, the Fund had not yet publicly offered its shares and, therefore, the officers and Trustees of the Fund collectively owned less than 1% of the then outstanding shares of the Fund.

Code of Ethics.

The Fund, Loomis Sayles, and Natixis Distribution, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. These codes of ethics are available on the SEC’s EDGAR database which can be accessed through www.sec.gov, and copies may be obtained after paying a duplicating fee, by electronic required at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC, 250549-0102.

Proxy Voting Policies.

The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the “Procedures”) for the voting of proxies for securities held by the Fund. Under the Procedures, the responsibility for voting proxies generally is delegated to Loomis Sayles, the investment adviser. Decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by that adviser in a prudent manner in accordance with the Procedures and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders generally are voted “for” and proposals that, in the judgment of the adviser, are not in the best interests of shareholders generally are voted “against.” The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Fund in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the adviser shall make available to the Fund, or Natixis Advisors, the Fund’s administrator, the records and information maintained by the adviser under the Procedures.

Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company, L.P. (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of the Fund holding the security, and will be voted in the best investment interests of the Fund. All routine “for” and “against” issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of the Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate, (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the Fund’s best interest, (4) engagement and oversight of third-party vendors, such as Proxy Voting Services including:

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(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles generally will consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Fund voted proxies related to its respective portfolio securities during the 12-month period ended June 30, 2019 will be available without charge on (i) the Fund’s website at www.[        ].com and (ii) the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of [        ], 2019, [Natixis Advisors] owned 100% of the outstanding Shares of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act,

INVESTMENT ADVISORY AND OTHER SERVICES [To Be Updated By Amendment]

Advisory Agreement. The Fund’s advisory agreement with Loomis Sayles provides that the Adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. [The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies.

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The Fund pays all expenses not borne by the Adviser including, but not limited to, [the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accounting firm, legal counsel for the Fund’s, legal counsel for the Fund’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Adviser, or its affiliates, other than affiliated registered investment companies, corporate, organizational and offering costs, the cost of calculating the Funds NAV, including the cost of any third-party pricing or valuation services, the cost of effecting sales and repurchases of the shares and other securities, investment related expenses (e.g., expenses that, in the Advisers’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments or prospective potential investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, commitment fees, debit balances and margin fees, clearing and settlement charges, recordkeeping, interest expenses, investment-related travel and lodging expenses and research-related expenses, other due diligence expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts, interest and structuring costs for borrowing and line(s) of credit, and the Fund’s proportionate share of expenses related to co-investments.]

The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of the Fund or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser upon 90 days’ written notice. The advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Management Fee is calculated and payable monthly in arrears at the annual rate of [ ]% of the month-end value of the Fund’s Net Assets. “Net Assets” means the total assets of the Fund minus the Fund’s liabilities.

Because the Fund is newly organized, no fees were paid to the Adviser pursuant to the Advisory Agreement in any prior fiscal year.

Loomis Sayles has given a binding contractual undertaking to all shares of the Fund to waive its Management Fee and/or reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s total annual fund operating expenses to the extent that these amounts exceed [    ]% and [    ]% of the Fund’s average daily net assets for [Retail] Class and Institutional Class shares, respectively, exclusive of (i) expenses directly related to the costs of making investments, (e.g., expenses that, in the Advisers’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated) costs and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with investments or prospective potential investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, commitment fees, debit balances and margin fees, clearing and settlement charges, recordkeeping, interest expenses, investment-related travel and lodging expenses and research-related expenses, other due diligence expenses, expenses of consultants, investment bankers and other experts, interest and structuring costs for borrowing and line(s) of credit, the Fund’s proportionate share of expenses related to co-investments, and (ii) acquired fund fees and expenses, extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through [    ], may be terminated before then only with the consent of the Board and is reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below applicable expense limitations for [Retail] Class and Institutional Class shares. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees and expenses more than 3 years after the end of the fiscal year in which the fee/expense was waived/reimbursed.

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Information About the Organization and Ownership of the Adviser of the Fund [To Be Updated by Amendment]

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc. is owned by Natixis Investment Managers, L.P., the holding company for the North American asset management business (“NATIXIS IM-NA”).

NATIXIS IM-NA is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 11 principal subsidiary or affiliated asset management firms of NATIXIS IM-NA collectively had over $494.7 billion in assets under management or administration as of December 31, 2017.

Allocation of Investment Opportunity among Series of the Natixis Funds Trusts and Loomis Sayles Funds Trusts and Other Accounts Managed by the Adviser

Loomis Sayles has organized its business into two investment groups: The Fixed-Income Group and The Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which a fund (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for the Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant fund.

Distribution Agreement. Pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), Natixis Distribution, L.P., 888 Boylston St., Suite 800, Boston, Massachusetts 02199, an affiliate of Loomis Sayles, serves as the general distributor and principal underwriter of shares of the Fund. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the funds available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing the Prospectus to existing shareholders.

The Distribution Agreement was approved by the Fund’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.

The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days’ written notice to the Distributor by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trustees who are not “interested persons” of the Fund, (as defined in the 1940 Act.) The Distribution Agreement also may be terminated by the Distributor on 90 days’ written notice to the Fund, and the Distribution Agreement automatically terminates in the event of its “assignment,” (as defined in the 1940 Act.) In each such case, such termination will be without payment of any penalty.

The Distribution Agreement will continue in effect for successive one-year periods with respect to the funds, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the funds and (ii) by the vote of a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Fund or the Distributor, in each case cast in person at a meeting called for that purpose.

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The Fund and the Adviser have applied for exemptive relief to, among other things, (i) designate multiple classes of shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of shares to be used to pay for expenses incurred in fostering the dividend of the shares of the particular class. If granted, the Fund and/or the Adviser may be required to comply with certain regulations that would not otherwise apply. There is no guarantee that any such exemptive relief will be granted.

[Distribution and Servicing Plan. The Fund has adopted a distribution and servicing plan for the Retail Class shares of the Fund. The distribution and servicing plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and/or shareholder servicing fees. The distribution and servicing plan permits the Fund to compensate the Distributor for providing or procuring through financial firms distribution, administrative, recordkeeping, shareholder and/or related services with respect to Retail Class shares. Most or all of the distribution and/or service fees are paid to financial firms through which shareholders may purchase or hold Retail Class shares. Because these fees are paid out of the Fund’s Retail Class share assets on an ongoing basis, over time they will increase the cost of an investment in Retail Class shares and may cost you more than other sales charges.

The maximum annual rates at which the distribution and/or servicing fee may be paid under the distribution and servicing plan (calculated as a percentage of the Fund’s average daily net assets attributable to the Retail Class shares) is [0.25%].

Payments under the distribution and/or servicing plan may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

Because the Fund is newly organized, the Fund did not pay any distribution and/or service fees in a prior fiscal year.]

The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid directly or indirectly by the Fund in light of the fact that other costs may be avoided by the Fund where the intermediary, not the Fund’s service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Fund’s Adviser and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. The services provided and related payments vary from firm to firm.

The Adviser and its affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Fund. Such payments and compensation are in addition to any fees paid or reimbursed by the Fund. These payments may include: (i) additional compensation with respect to the sale and/or servicing of Institutional Class and [Retail Class] shares, (ii) payments based upon various factors described below and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Adviser may, from time to time, make payments to qualified wholesalers, registered financial institutions and third-party marketers for marketing support services and/or retention of assets. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The Adviser intends that the payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Adviser. [The payments described in (iii) above may be based on sales (generally [ ]% of gross sales) or the amount of assets a financial intermediary’s clients have invested in the Fund (at annual rates generally ranging from [ ]% to [ ]% of the value

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of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Fund, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a financial intermediary or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

Administration Services. Natixis Advisors performs certain accounting and administrative services for the Fund, pursuant to an administrative services agreement dated [            ], as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities.

Transfer Agency Services. Pursuant to a contract between the Trust, on behalf of the Fund, and [ ], whose principal business address is [         ], [             ] acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and repurchase arrangements offered in connection with the sale of the Fund’s shares.

Custodial Arrangements. [             ], located at [        ] is the Fund’s custodian. As such, [     ] holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, [             ] receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. [             ] also maintains certain accounts and records of the Fund and calculates the total NAV, total net income and NAV per share of the Fund.

[     ] services as a custodian of the Fund for the purpose of processing investor subscriptions and repurchases. [     ] principal business address is [     ].

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm is [        ], located at [    ]. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

Dividend Paying Agent. [    ], located at [     ], is the Fund’s Dividend Paying Agent.

Counsel to the Fund. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Fund.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of [            ], many of the portfolio managers of the Fund managed other accounts in addition to managing the relevant Fund. The following table provides information on the other accounts managed by each portfolio manager.

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	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Alessandro Pagani	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Keith Allman	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Stephen C. L’Heureux	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Michael E. Meyer	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds and closed-end funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2018.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of Loomis Sayles, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

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General

Most funds are not included in the Loomis Sayles strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, the Fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented a long-term incentive plan to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of the award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan was initially offered to portfolio managers and over time the scope of eligibility widened to include other key investment professionals. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers’ Ownership of Fund Shares

As of the date of this SAI, none of the portfolio managers beneficially owned shares of the Fund.

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Fund which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

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Subject to the overriding objective of obtaining the best possible execution of orders, the adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Fund’s Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network, Alternative Trading System or other execution system. Fixed-income securities generally are purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Brokerage Commissions

The Fund is newly formed and thus has not incurred any brokerage commissions as of the date of this Statement.

For a description of how transactions in portfolio securities are effected and how the Adviser selects brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles’ selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Loomis Sayles will only allocate brokerage to firms that charge higher commissions when it believes the cost is reasonable in relation to the research and execution services received. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer (b) products and services created by other brokers or dealers, and (c) products and services created by a third party.

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If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Fund, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Fund as described above. However, conflicts may arise between the Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations.

Subject to procedures adopted by the Board, the Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Fund’s dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on, transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

The Fund is newly formed and thus does not have any holdings of its “regular broker-dealers”1 as of the date of this Statement.

[1]

“Regular Broker-Dealers” are defined by the SEC as: (a) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the ten brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

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REPURCHASE OF SHARES

In order to provide some liquidity to shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding shares at NAV subject to approval of the Board. Notices of each quarterly repurchase offer are sent to shareholders at least 21 days before the Repurchase Request Deadline. The Fund determines the NAV applicable to repurchases no later than the 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to complete the Repurchase Price and distribute payment to shareholders within seven (7) calendar days. The Fund’s shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its shares. Investors should consider shares of the Fund to be an illiquid investment. Accordingly, you may not be able to sell shares when and/or in the amount that you desire. Thus, shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.

The section entitled “Periodic Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequences of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Objectives and Policies—Investment Restrictions” in this Statement.

See “Risks – Repurchase Offers Risk” in the Prospectus for a description of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Taxes” below.

In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take or propose any of these actions.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.

The Fund does not currently charge a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if Loomis Sayles determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investing in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

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Taxation of the Fund

The Fund has elected to be treated and intends to qualify and be eligible to be treated each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest (1) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, in each case determined with reference to any capital loss carryforwards) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by the Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements set forth in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements.

The Fund’s investment strategy will potentially be limited by its intention to qualify and be eligible for treatment as a RIC, and can limit the Fund’s ability to qualify and be treated as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for such treatment.

Assuming that it qualifies for treatment as a RIC, the Fund will not be subject to U.S. federal income tax on income or gains distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to satisfy the income, diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be

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eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for the special tax treatment accorded to RICs under the Code.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and its net tax-exempt income (if any). If the Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amounts retained. The Fund also intends to distribute annually all or substantially all of its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). If the Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if the Fund retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year, if any, after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year, if any, after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) of such year plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or November 30 or December 31, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

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Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of the excess of net short-term capital gain over net long-term capital loss generally will be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryforwards.

Fund distributions are taxable to shareholders as described herein even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Dividends declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which dividends are declared rather than the calendar year in which they are received.

Distributions of investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to individuals at the reduced rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. In general, a dividend is not treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, properly reported dividends of net investment income received by corporate shareholders of the Fund will generally qualify for the dividends received deduction available to corporations to the extent they are properly reported as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by the Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of various provisions of the Code (for example, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds). Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction. Please reference the Fund’s website at im.natixis.com for the Fund’s historical corporate qualified dividends amounts. Data shown represents historical corporate qualified dividends amounts and is not an indication nor a guarantee of future results.

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Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that, for U.S. federal income tax purposes, is treated as a loan by the Fund, generally will not constitute qualified dividend income to individual shareholders or be eligible for the dividends-received deduction for corporate shareholders. Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified REIT dividends or publicly traded partnership income from the Fund’s investment in a REIT or publicly traded partnership, as applicable, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT or publicly traded partnership directly.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, repurchase, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

A RIC is considered “publicly offered” if its shares are continuously offered pursuant to a public offering, its shares are regularly traded on an established securities exchange, or it has at least 500 shareholders at all times during a taxable year. If the Fund were not treated as a “publicly offered” RIC, certain shareholders (generally, other nonpublicly offered RICs, individuals, and entities that compute their taxable income in the same manner as individuals) would be deemed to receive distributions equal to their allocable shares of certain expenses paid by the Fund.

Very generally, pursuant to Treasury regulations, such expenses would include all expenses of the Fund other than those specific to the Fund’s status as a RIC or separate entity (e.g., registration fees or transfer agency fees). Such deemed distributions of expenses would not be deductible under current law by those direct or indirect shareholders who are individuals (or entities that compute their taxable income in the same manner as an individual).

Sale or Repurchase of Shares

A sale, repurchase or other taxable disposition of Fund shares generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares generally will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time, the Fund may make a repurchase offer for its shares (as described in the Prospectus). A repurchase by the Fund of a shareholder’s shares pursuant to a repurchase offer generally will be treated as a sale of the shares by a shareholder giving rise to a gain or loss provided that either (i) the shareholder tenders, and the Fund repurchases, all of such shareholder’s shares, thereby reducing the shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.

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If a tendering shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the shareholder’s tax basis in the shares held after the repurchase offer, and thereafter as capital gain. Any Fund shares held by a shareholder after a repurchase offer will be subject to basis adjustments in accordance with the provisions of the Code.

In addition, there is a risk that it is possible that shareholders whose proportionate ownership of the Fund increases as a result of a repurchase offer, including shareholders who do not tender or sell any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.

Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Upon the repurchase of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed. See the Fund’s Prospectus for more information.

The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the repurchase offer.

Certain Fixed-Income and Other Instruments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although the application of Section 451 to the accrual of market discount is currently unclear, The IRS and the Treasury Department are expected to issue proposed regulations providing that Section 451 does not apply to market discount. If Section 451 were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements. The Fund’s current practice is to include in income any market discount as it takes the same into account on its financial statements and therefore no changes to the Fund’s financial statements are expected to result from this Code change, regardless of whether Section 451 applies to market discount.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other debt obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Foreign Taxes.

Income, proceeds and gains received by the Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the Fund’s tax year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt shareholders (including those who invest in the Fund through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so.

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Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, structured notes, securities loans and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Moreover, because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

The tax treatment of certain positions entered into by the Fund (including regulated futures contracts, certain foreign currency positions and certain listed non-equity options) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

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Commodity-Linked Derivatives

The tax treatment of certain commodity-linked instruments including structured notes in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC accorded special tax treatment and to avoid a fund-level tax.

Exchange-Traded Notes/Structured Notes

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and avoid a fund-level tax.

Passive Foreign Investment Companies

The Fund may invest in foreign securities and may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such the Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, the Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. The Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. If the Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

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Controlled Foreign Corporation

If the Fund holds (directly or indirectly) more than 10% of the total combined voting power or total value of all securities that are treated as equity for U.S. federal income tax purposes in a controlled foreign corporation (“CFC”), which securities can include both securities referred to for non-tax purposes as equity tranche investments (including certain CLOs) and certain debt tranche investments, the Fund will be treated as a “U.S. shareholder” of such CFC. In general, a foreign corporation is a CFC if more than 50% of all classes of stock of the foreign corporation, measured by reference to combined voting power or value, are owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that owns (actually or constructively) 10% or more of the combined voting power or value of all classes of stock of a CFC. If the Fund is a U.S. shareholder, the Fund will be treated as receiving, and will be required to take into account in its income, a deemed distribution (taxable as ordinary income) each tax year from such CFC of the Fund’s pro rata share of the CFC’s “subpart F income” and any “global intangible low-taxed income” (“GILTI”) for such tax year, whether or not the CFC makes an actual distribution to the Fund during such tax year corresponding to such amounts. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forwards, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets. Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund’s subpart F inclusions and GILTI exceed the distributions the Fund receives from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders a sufficient portion of its income and gains to eliminate any tax liability at the Fund level and qualify as a RIC.

The rules regarding the extent to which such subpart F and GILTI inclusions will be treated as “qualifying income” for purposes of the 90% gross income requirement described above are unclear and currently under consideration.

REITs, REMICs and TMPs

The Fund’s investments in REIT equity securities may result in the Fund receiving cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.

The Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide that excess inclusion income of a RIC generally will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Fund invests in such interests, it may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See also the section “Tax-Exempt Shareholders” for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

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Investments in Other RICs

The Fund’s investments in shares of another fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from such the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC that qualifies as a RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC that qualifies as a RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder may realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on the portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and repurchase proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

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Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Distributions by the Fund to shareholders that are not “U.S. Persons” within the meaning of the Code (“Foreign Persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined below and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions attributable to U.S.-source interest income of types similar to those that would not have been subject to U.S. federal income tax if earned directly by an individual Foreign Person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so, and does not intend to report any eligible distributions as short-term capital gain or interest-related dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of the Fund unless (i) such gain is effectively connected with the conduct by the Foreign Person of a trade or business within the United States, (ii) in the case of an individual Foreign Person, the Foreign Person is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or redemption, and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to such sale or redemption of shares of the Fund (as described below).

Foreign Persons with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Person within the United States will in general be subject to U.S. federal net income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the holder in the United States. More generally, Foreign Persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

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Subject to certain exceptions (for example, for the Fund that is a “United States real property holding corporation” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to a beneficial holder of Fund shares who or which is a Foreign Person.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. The Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of Foreign Persons and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Person’s current and past ownership of the Fund.

In addition, if an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share repurchase by a greater-than-5% shareholder that is a Foreign Person, in which case such Foreign Person generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with such repurchase.

Shareholders of the Fund that are Foreign Persons also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and –payment obligations discussed above through the sale and repurchase of Fund shares.

The Fund generally does not expect that it will be a QIE.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, Foreign Persons must comply with special certification and filing requirements relating to their non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign Persons should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on Foreign investors in order to qualify for an exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their financial interest in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, or if holding shares through an intermediary, their intermediary, regarding the applicability to them of this reporting requirement.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Certain Additional Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of the Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2019. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Persons described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans and tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Dividends, distributions and gains from the sale of the Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

THIRD PARTY INFORMATION

The Prospectus and this Statement may contain references to third party copyrights, indexes and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis”) and does not sponsor, endorse or participate in the provision of any Natixis services, funds or other financial products.

The index information contained in the Prospectus and this Statement is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Institutional Class and [Retail] Class shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

56

FINANCIAL STATEMENTS

[To Be Added by Amendment]

57

Registration Nos. 333- [                 ]

811- [                 ]

LOOMIS SAYLES ALTERNATIVE ASSET BASED SOLUTIONS INCOME FUND

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by amendment.

2.	Exhibits:

(a)	Agreement and Declaration of Trust dated October 26, 2018, filed herewith.

(b)	By-Laws of the Registrant dated October 26, 2018, filed herewith.

(c)	Not applicable.

(d)	Rights of shareholders are described in Article V of the Agreement and Declaration of Trust is incorporated by reference to Exhibit (a).

(e)	Form of Dividend Reinvestment Plan, to be filed by amendment.

(f)	Not applicable.

(g)	Form of Advisory Agreement between the Registrant and Loomis, Sayles & Company, L.P., to be filed by amendment.

(h)	Form of Distribution Agreement, to be filed by amendment.

(i)	Not applicable

(j)	Form of Custodian Agreement, to be filed by amendment.

(k)	(1) Form of Transfer Agency and Services Agreement, to be filed by amendment.

(2) Form of Administration Agreement, to be filed by amendment.

(3) Form of Fee Waiver/Expense Reimbursement Undertaking, to be filed by amendment.

(l)	Opinion and consent of Ropes & Gray, LLP, to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(o)	Not applicable.

(p)	Form of Subscription Agreement, to be filed by amendment.

(q)	Not applicable.

(r)	(1) Code of Ethics of Registrant, to be filed by amendment.

(2) Code of Ethics of Loomis, Sayles & Company, L.P., filed herewith.

(3) Code of Ethics of Natixis Distribution, L.P., filed herewith.

(s)	Power of Attorney, to be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

To be provided by amendment.

Item 28. Persons Controlled by or Under Common Control with the Fund

To be provided by amendment.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [ ] of each class of securities of the Registrant.

Title of Class	Number of Record Holders
Institutional Class Shares	[	]

Item 30. Indemnification

Under Article 5 of the Registrant’s By-Laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-Laws filed herewith.

The Distribution Agreement, the Master Custodian Agreement, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) described in this Registration Statement provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and expenses in certain circumstances. [This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.]

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Investment Managers, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 31. Business and Other Connections of Investment Adviser

Loomis Sayles, the investment adviser of the Registrant, provides investment advice to the Registrant and to other registered investment companies, organizations, and individuals.

The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-170; IARD/CRD No. 105377).

Item 32. Location of Accounts and Records

The following companies maintain possession of the documents required by the specified rules:

(i)	Loomis Sayles Alternative Asset Based Solutions Income Fund

888 Boylston Street

Boston, Massachusetts 02199-8197

(ii)	Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(iii)	Natixis Distribution, L.P.

888 Boylston Street

Boston, Massachusetts 02199-8197

(iv)	Natixis Advisors, L.P.

888 Boylston Street

Boston, Massachusetts 02199-8197

Item 33. Management Services

Not applicable.

Item 34. Undertaking

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

LOOMIS SAYLES ALTERNATIVE ASSET BASED SOLUTIONS INCOME FUND

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 4th day of December, 2018.

LOOMIS SAYLES ALTERNATIVE ASSET BASED SOLUTIONS INCOME FUND

By:	/s/ David L. Giunta
David L. Giunta
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ David L. Giunta
David L. Giunta	President, Chief Executive Officer and Trustee	December 4, 2018

/s/ Michael C. Kardok
Michael C. Kardok	Treasurer	December 4, 2018

Loomis Sayles Alternative Asset based Solutions Income Fund

Exhibit Index

Exhibits for Item 25 of Form N-2

Exhibit	Exhibit Description

(a)	Agreement and Declaration of Trust dated October 26, 2018

(b)	By-Laws of the Trust dated October 26, 2018

(r)(2)	Code of Ethics of Loomis, Sayles & Company, L.P.

(r)(3)	Code of Ethics of Natixis Distribution, L.P.